FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT Q

The Guardian Separate Account Q

STATEMENTS OF ASSETS AND LIABILITIES

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP Series

	12/31/2022	12/31/2022

Assets:
Shares owned in underlying fund	786,834	1,517,073
Net asset value per share (NAV)	41.74	13.62

Total Assets (Shares x NAV)	$32,842,454	$20,662,536

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	9,057	7,980

Net Assets	$32,833,397	$20,654,556

Net Assets: Total
Contract value in accumulation period	$32,768,686	$20,614,840
Contract value in Payout (annuitization) period	64,711	39,716

Net Assets	$32,833,397	$20,654,556

Total Units Outstanding	777,309	458,970

Unit Value (Accumulation, Lowest to Highest)	$37.81 to $42.38	$41.28 to $46.26

Cost of Shares in Underlying Fund	$35,564,375	$26,073,578

(1) Portfolio liquidated as of October 22, 2021
(2) Portfolio liquidated as of April 29, 2022

STATEMENTS OF OPERATIONS

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP Series

	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022

2022 Investment Income
Income:
Reinvested dividends	$476,553	$282,390
Expenses:
Mortality expense risk and administrative charges	445,060	284,257

Net investment income/(expense)	31,493	(1,867)

2022 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	1,585,400	1,056,435
Reinvested realized gain distributions	6,220,103	2,922,659

Net realized gain/(loss) on investments	7,805,503	3,979,094
Net change in unrealized appreciation/(depreciation) of investments	(9,987,264)	(9,626,130)

Net realized and unrealized gain/(loss) from investments	(2,181,761)	(5,647,036)

2022 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,150,268)	$(5,648,903)

(1) Portfolio liquidated as of October 22, 2021

See notes to financial statements.

B-2

Investment Options
Victory High Yield VIP Series	Victory INCORE Low Duration Bond VIP Series	Victory RS Small Cap Growth Equity VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory INCORE Investment Quality Bond VIP Series	Gabelli Capital Asset Fund

12/31/2022	(2)	12/31/2022	12/31/2022	12/31/2022	(2)	12/31/2022

1,517,359	—	686,652	2,405,522	208,792	—	116,234
5.92	—	7.94	14.59	9.84	—	14.95

$8,982,763	$—	$5,452,014	$35,096,564	$2,054,516	$—	$1,737,706

7,072	—	6,692	10,200	6,126	—	5,342

$8,975,691	$—	$5,445,322	$35,086,364	$2,048,390	$—	$1,732,364

$8,973,622	$—	$5,435,204	$35,043,356	$2,040,425	$—	$1,702,136
2,069	—	10,118	43,008	7,965	—	30,228

$8,975,691	$—	$5,445,322	$35,086,364	$2,048,390	$—	$1,732,364

349,221	—	118,293	1,280,236	61,875	—	44,921

$22.99 to $25.77	$—	$41.91 to $46.44	$24.65 to $27.62	$32.53 to $36.05	$—	$35.80 to $39.95

$10,533,542	$—	$9,744,599	$38,269,425	$2,823,704	$—	$2,114,480

Investment Options
Victory High Yield VIP Series	Victory INCORE Low Duration Bond VIP Series	Victory RS Small Cap Growth Equity VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory INCORE Investment Quality Bond VIP Series	Gabelli Capital Asset Fund

1/1/2022 to 12/31/2022	1/1/2022 to 4/29/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 4/29/2022	1/1/2022 to 12/31/2022

$679,415	$12,094	$—	$997,465	$18,010	$2,093,050	$7,960

120,801	3,615	72,872	449,427	27,599	385,923	23,677

558,614	8,479	(72,872)	548,038	(9,589)	1,707,127	(15,717)

(14,106)	(13,891)	(191,526)	(116,556)	(28,433)	(9,562,821)	(65,192)
—	—	1,370,565	2,815,611	456,145	296,586	176,295

(14,106)	(13,891)	1,179,039	2,699,055	427,712	(9,266,235)	111,103
(2,196,214)	(19,092)	(4,192,976)	(10,688,571)	(1,039,795)	(461,714)	(400,312)

(2,210,320)	(32,983)	(3,013,937)	(7,989,516)	(612,083)	(9,727,949)	(289,209)

$(1,651,706)	$(24,504)	$(3,086,809)	$(7,441,478)	$(621,672)	$(8,020,822)	$(304,926)

B-3

The Guardian Separate Account Q

STATEMENTS OF ASSETS AND LIABILITIES

	Value Line Centurion Fund	Value Line Strategic Asset Management Trust

	(2)	(2)

Assets:
Shares owned in underlying fund	—	—
Net asset value per share (NAV)	—	—

Total Assets (Shares x NAV)	$—	$—

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$—	$—

Net Assets: Total
Contract value in accumulation period	$—	$—
Contract value in Payout (annuitization) period	—	—

Net Assets	$—	$—

Total Units Outstanding	—	—

Unit Value (Accumulation, Lowest to Highest)	$—	$—

Cost of Shares in Underlying Fund	$—	$—

(1) Portfolio liquidated as of October 22, 2021
(2) Portfolio liquidated as of April 29, 2022

STATEMENTS OF OPERATIONS

	Value Line Centurion Fund	Value Line Strategic Asset Management Trust

	1/1/2022 to 4/29/2022	1/1/2022 to 4/29/2022

2022 Investment Income
Income:
Reinvested dividends	$—	$1,685
Expenses:
Mortality expense risk and administrative charges	(121)	5,374

Net investment income/(expense)	121	(3,689)

2022 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(31,437)	(869,316)
Reinvested realized gain distributions	53,241	833,555

Net realized gain/(loss) on investments	21,804	(35,761)
Net change in unrealized appreciation/(depreciation) of investments	(27,713)	(121,391)

Net realized and unrealized gain/(loss) from investments	(5,909)	(157,152)

2022 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(5,788)	$(160,841)

(1) Portfolio liquidated as of October 22, 2021

See notes to financial statements.

B-4

Investment Options
Invesco V.I. American Value Fund Series II	AB VPS Growth and Income Portfolio Class B	AB Sustainable Global Thematic Portfolio	Davis Financial Portfolio	Davis Real Estate Portfolio	Davis Value Portfolio	Fidelity VIP Balanced Portfolio Service Class 2

(2)	(1)	12/31/2022	12/31/2022	12/31/2022	(2)	12/31/2022

—	—	14,093	19,753	26,679	—	121,469
—	—	28.59	12.06	13.26	—	18.74

$—	$—	$402,919	$238,218	$353,765	$—	$2,276,326

—	—	5,445	5,307	5,677	—	5,638

$—	$—	$397,474	$232,911	$348,088	$—	$2,270,688

$—	$—	$194,391	$232,911	$347,340	$—	$2,268,703
—	—	203,083	—	748	—	1,985

$—	$—	$397,474	$232,911	$348,088	$—	$2,270,688

—	—	6,879	9,542	17,121	—	67,207

$—	$—	$26.10 to $28.91	$23.27 to $24.54	$18.91 to $20.67	$—	$30.81 to $34.14

$—	$—	$465,134	$250,449	$378,374	$—	$2,311,231

Investment Options
Invesco V.I. American Value Fund Series II	AB VPS Growth and Income Portfolio Class B	AB Sustainable Global Thematic Portfolio	Davis Financial Portfolio	Davis Real Estate Portfolio	Davis Value Portfolio	Fidelity VIP Balanced Portfolio Service Class 2

1/1/2022 to 4/29/2022	(1)	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 4/29/2022	1/1/2022 to 12/31/2022

$—	$—	$—	$4,577	$8,360	$—	$27,147

1,800	—	3,722	1,247	5,178	173,988	32,521

(1,800)	—	(3,722)	3,330	3,182	(173,988)	(5,374)

78,336	—	13,908	(436)	33,694	(4,743,830)	163,089
—	—	46,797	8,668	22,021	—	175,595

78,336	—	60,705	8,232	55,715	(4,743,830)	338,684
(123,191)	—	(173,409)	(21,293)	(250,016)	(2,444,181)	(973,729)

(44,855)	—	(112,704)	(13,061)	(194,301)	(7,188,011)	(635,045)

$(46,655)	$—	$(116,426)	$(9,731)	$(191,119)	$(7,361,999)	$(640,419)

B-5

The Guardian Separate Account Q

STATEMENTS OF ASSETS AND LIABILITIES

	Fidelity VIP Equity -Income Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Service Class 2

	(1)	12/31/2022

Assets:
Shares owned in underlying fund	—	5,020,370
Net asset value per share (NAV)	—	10.47

Total Assets (Shares x NAV)	$—	$52,563,278

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	12,102

Net Assets	$—	$52,551,176

Net Assets: Total
Contract value in accumulation period	$—	$52,495,909
Contract value in Payout (annuitization) period	—	55,267

Net Assets	$—	$52,551,176

Total Units Outstanding	—	3,423,050

Unit Value (Accumulation, Lowest to Highest)	$—	$13.73 to $15.39

Cost of Shares in Underlying Fund	$—	$63,758,283

(1) Portfolio liquidated as of October 22, 2021
(2) Portfolio liquidated as of April 29, 2022

STATEMENTS OF OPERATIONS

	Fidelity VIP Equity -Income Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Service Class 2

	(1)	1/1/2022 to 12/31/2022

2022 Investment Income
Income:
Reinvested dividends	$—	$1,188,336
Expenses:
Mortality expense risk and administrative charges	—	702,078

Net investment income/(expense)	—	486,258

2022 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	—	(886,856)
Reinvested realized gain distributions	—	3,297,662

Net realized gain/(loss) on investments	—	2,410,806
Net change in unrealized appreciation/(depreciation) of investments	—	(12,249,358)

Net realized and unrealized gain/(loss) from investments	—	(9,838,552)

2022 Net Increase/(Decrease) in Net Assets Resulting from Operations	$—	$(9,352,294)

(1) Portfolio liquidated as of October 22, 2021

See notes to financial statements.

B-6

Investment Options
Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Service Class 2	Templeton Growth VIP Fund Class 2	Franklin Small Cap Value VIP Fund Class 2	MFS New Discovery Series Service Class	MFS VIT II Income Portfolio Series Service Class	MFS Total Return Series Service Class

(1)	12/31/2022	12/31/2022	(1)	(2)	(2)	(2)

—	2,239,166	167,079	—	—	—	—
—	1.00	10.24	—	—	—	—

$—	$2,239,166	$1,710,885	$—	$—	$—	$—

—	190,678	5,583	—	—	—	—

$—	$2,048,488	$1,705,302	$—	$—	$—	$—

$—	$1,845,958	$1,698,806	$—	$—	$—	$—
—	202,530	6,496	—	—	—	—

$—	$2,048,488	$1,705,302	$—	$—	$—	$—

—	193,773	93,619	—	—	—	—

$—	$9.22 to $9.58	$17.69 to $19.60	$—	$—	$—	$—

$—	$2,239,166	$1,928,751	$—	$—	$—	$—

Investment Options
Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Service Class 2	Templeton Growth VIP Fund Class 2	Franklin Small Cap Value VIP Fund Class 2	MFS New Discovery Series Service Class	MFS VIT II Income Portfolio Series Service Class	MFS Total Return Series Service Class

(1)	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	(1)	1/1/2022 to 4/29/2022	1/1/2022 to 4/29/2022	1/1/2022 to 4/29/2022

$—	$31,695	$2,720	$—	$—	$—	$—

—	38,994	22,882	—	(546)	1,323	10,063

—	(7,299)	(20,162)	—	546	(1,323)	(10,063)

—	—	(895)	—	(63,212)	(44,323)	89,072
—	—	—	—	—	—	—

—	—	(895)	—	(63,212)	(44,323)	89,072
—	—	(225,475)	—	(45,119)	(1,565)	(330,449)

—	—	(226,370)	—	(108,331)	(45,888)	(241,377)

$—	$(7,299)	$(246,532)	$—	$(107,785)	$(47,211)	$(251,440)

B-7

The Guardian Separate Account Q

STATEMENTS OF ASSETS AND LIABILITIES

	Guardian Core Plus Fixed Income VIP Fund	Guardian Diversified Research VIP Fund

	12/31/2022	12/31/2022

Assets:
Shares owned in underlying fund	49,199	546,360
Net asset value per share (NAV)	9.93	19.44

Total Assets (Shares x NAV)	$488,543	$10,621,246

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	6,038	6,522

Net Assets	$482,505	$10,614,724

Net Assets: Total
Contract value in accumulation period	$479,351	$10,557,896
Contract value in Payout (annuitization) period	3,154	56,828

Net Assets	$482,505	$10,614,724

Total Units Outstanding	50,710	731,453

Unit Value (Accumulation, Lowest to Highest)	$9.25 to $9.48	$13.97 to $14.48

Cost of Shares in Underlying Fund	$502,413	$7,964,757

(1) Portfolio liquidated as of October 22, 2021
(2) Portfolio liquidated as of April 29, 2022

STATEMENTS OF OPERATIONS

	Guardian Core Plus Fixed Income VIP Fund	Guardian Diversified Research VIP Fund

	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022

2022 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality expense risk and administrative charges	5,840	154,001

Net investment income/(expense)	(5,840)	(154,001)

2022 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	7,745	614,321
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	7,745	614,321
Net change in unrealized appreciation/(depreciation) of investments	(93,157)	(3,192,755)

Net realized and unrealized gain/(loss) from investments	(85,412)	(2,578,434)

2022 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(91,252)	$(2,732,435)

(1) Portfolio liquidated as of October 22, 2021

See notes to financial statements.

B-8

Investment Options
Guardian Growth & Income VIP Fund	Guardian Large Cap Disciplined Growth VIP Fund	Guardian Large Cap Fundamental Growth VIP Fund	Guardian Mid Cap Relative Value VIP Fund	Guardian U.S. Government Securities VIP Fund	Guardian All Cap Core VIP Fund	Guardian Select Mid Cap Core VIP Fund

12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

131,760	3,955,382	283,616	94,276	78,743	1,511,838	5,159,694
18.17	19.65	17.64	17.56	9.42	8.46	8.65

$2,394,079	$77,723,256	$5,002,994	$1,655,492	$741,762	$12,790,152	$44,631,352

5,792	14,967	6,359	5,644	5,244	6,601	11,079

$2,388,287	$77,708,289	$4,996,635	$1,649,848	$736,518	$12,783,551	$44,620,273

$2,349,596	$77,576,034	$4,992,232	$1,648,959	$727,247	$12,765,765	$44,565,518
38,691	132,255	4,403	889	9,271	17,786	54,755

$2,388,287	$77,708,289	$4,996,635	$1,649,848	$736,518	$12,783,551	$44,620,273

172,137	5,491,816	390,279	115,999	80,354	1,531,236	5,227,869

$13.31 to $13.67	$13.77 to $14.14	$12.47 to $12.81	$13.98 to $14.32	$8.92 to $9.06	$8.28 to $8.34	$8.47 to $8.53

$1,669,599	$57,657,821	$3,905,904	$1,275,548	$794,585	$15,079,716	$51,354,709

Investment Options
Guardian Growth & Income VIP Fund	Guardian Large Cap Disciplined Growth VIP Fund	Guardian Large Cap Fundamental Growth VIP Fund	Guardian Mid Cap Relative Value VIP Fund	Guardian U.S. Government Securities VIP Fund	Guardian All Cap Core VIP Fund	Guardian Select Mid Cap Core VIP Fund

1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022

$—	$—	$—	$—	$—	$—	$—

30,352	1,069,600	68,215	22,297	9,540	168,949	600,567

(30,352)	(1,069,600)	(68,215)	(22,297)	(9,540)	(168,949)	(600,567)

142,832	4,822,473	236,896	84,761	(2,003)	(198,464)	(1,121,449)
—	—	—	—	—	—	—

142,832	4,822,473	236,896	84,761	(2,003)	(198,464)	(1,121,449)
(287,013)	(40,354,871)	(2,747,701)	(146,681)	(70,609)	(2,724,646)	(7,218,644)

(144,181)	(35,532,398)	(2,510,805)	(61,920)	(72,612)	(2,923,110)	(8,340,093)

$(174,533)	$(36,601,998)	$(2,579,020)	$(84,217)	$(82,152)	$(3,092,059)	$(8,940,660)

B-9

The Guardian Separate Account Q

STATEMENTS OF ASSETS AND LIABILITIES

	Guardian Small Mid Cap Core VIP Fund	Guardian Strategic Large Cap Core VIP Fund

	12/31/2022	12/31/2022

Assets:
Shares owned in underlying fund	3,035,224	103,506
Net asset value per share (NAV)	8.33	9.28

Total Assets (Shares x NAV)	$25,283,419	$960,532

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	8,611	5,471

Net Assets	$25,274,808	$955,061

Net Assets: Total
Contract value in accumulation period	$25,247,177	$932,839
Contract value in Payout (annuitization) period	27,631	22,222

Net Assets	$25,274,808	$955,061

Total Units Outstanding	3,075,642	102,105

Unit Value (Accumulation, Lowest to Highest)	$8.16 to $8.21	$9.09 to $9.15

Cost of Shares in Underlying Fund	$30,181,164	$1,034,993

(1) Portfolio liquidated as of October 22, 2021
(2) Portfolio liquidated as of April 29, 2022

STATEMENTS OF OPERATIONS

	Guardian Small Mid Cap Core VIP Fund	Guardian Strategic Large Cap Core VIP Fund

	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022

2022 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality expense risk and administrative charges	334,733	12,422

Net investment income/(expense)	(334,733)	(12,422)

2022 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(675,662)	(7,648)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(675,662)	(7,648)
Net change in unrealized appreciation/(depreciation) of investments	(5,209,746)	(112,405)

Net realized and unrealized gain/(loss) from investments	(5,885,408)	(120,053)

2022 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(6,220,141)	$(132,475)

(1) Portfolio liquidated as of October 22, 2021

See notes to financial statements.

B-10

Investment Options
Guardian Total Return Bond VIP Fund	Guardian Small Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund	Guardian Short Duration Bond VIP Fund	Guardian Balanced Allocation VIP Fund	Guardian Equity Income VIP Fund

12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

34,232	22,036	8,432,712	75,079	321,509	3,641,994
8.98	10.62	9.61	9.77	9.46	10.26

$307,404	$234,020	$81,038,367	$733,524	$3,041,473	$37,366,859

2,950	2,058	16,269	5,606	5,809	10,292

$304,454	$231,962	$81,022,098	$727,918	$3,035,664	$37,356,567

$301,514	$231,962	$80,869,081	$712,932	$3,016,090	$37,294,787
2,940	—	153,017	14,986	19,574	61,780

$304,454	$231,962	$81,022,098	$727,918	$3,035,664	$37,356,567

32,685	27,138	8,485,597	73,617	321,785	3,665,377

$9.20 to $9.23	$8.53 to $8.55	$9.49 to $9.53	$9.66 to $9.69	$9.33 to $9.38	$10.14 to $10.18

$328,583	$263,108	$84,282,675	$750,752	$3,215,053	$36,431,996

Investment Options
Guardian Total Return Bond VIP Fund	Guardian Small Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund	Guardian Short Duration Bond VIP Fund	Guardian Balanced Allocation VIP Fund	Guardian Equity Income VIP Fund

4/29/2022 to 12/31/2022	4/29/2022 to 12/31/2022	4/29/2022 to 12/31/2022	4/29/2022 to 12/31/2022	4/29/2022 to 12/31/2022	4/29/2022 to 12/31/2022

$—	$—	$—	$—	$—	$—

2,950	2,058	695,269	6,606	28,810	318,292

(2,950)	(2,058)	(695,269)	(6,606)	(28,810)	(318,292)

(3,834)	(2,137)	(165,948)	(510)	(9,647)	46,450
—	—	—	—	—	—

(3,834)	(2,137)	(165,948)	(510)	(9,647)	46,450
(21,179)	(29,087)	(3,244,308)	(17,229)	(173,579)	934,864

(25,013)	(31,224)	(3,410,256)	(17,739)	(183,226)	981,314

$(27,963)	$(33,282)	$(4,105,525)	$(24,345)	$(212,036)	$663,022

B-11

The Guardian Separate Account Q

STATEMENTS OF CHANGES IN NET ASSETS

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP Series

	1/1/2021 to 12/31/2022	1/1/2021 to 12/31/2022

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(67,799)	$(25,467)
Net realized gain/(loss) from sale of investments	167,598	2,966,238
Reinvested realized gain distributions	—	3,223,628
Net change in unrealized appreciation/(depreciation) of investments	8,760,684	448,602

Net increase/(decrease) resulting from operations	8,860,483	6,613,001

2021 Contract Transactions
Contract purchase payments	126,410	146,506
Transfers between investment divisions, net	(2,923,576)	(1,945,710)
Transfers on account of death	(338,519)	(298,778)
Transfers for annuity benefits, surrenders and partial withdrawals	(4,066,838)	(2,612,721)
Contract Fees	(3,796)	(3,032)
Transfers–rider fees and other	(334,608)	(206,982)

Net increase/(decrease) from contract transactions	(7,540,927)	(4,920,717)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	1,319,556	1,692,284
Net Assets at December 31, 2020	42,648,270	27,318,991

Net Assets at December 31, 2021	$43,967,826	$29,011,275

2022 Increase/(Decrease) from Operations
Net investment income/(expense)	$31,493	$(1,867)
Net realized gain/(loss) from sale of investments	1,585,400	1,056,435
Reinvested realized gain distributions	6,220,103	2,922,659
Net change in unrealized appreciation/(depreciation) of investments	(9,987,264)	(9,626,130)

Net increase/(decrease) resulting from operations	(2,150,268)	(5,648,903)

2022 Contract Transactions
Contract purchase payments	33,771	16,471
Transfers between investment divisions, net	(5,599,466)	(444,151)
Transfers on account of death	(213,357)	(274,901)
Transfers for annuity benefits, surrenders and partial withdrawals	(2,876,205)	(1,814,444)
Contract fees	(4,198)	(2,955)
Transfers–rider fees and other	(324,706)	(187,836)

Net increase/(decrease) from contract transactions	(8,984,161)	(2,707,816)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(11,134,429)	(8,356,719)
Net Assets at December 31, 2021	43,967,826	29,011,275

Net Assets at December 31, 2022	$32,833,397	$20,654,556

See notes to financial statements.

B-12

	Investment Options
Victory High Yield VIP Series	Victory INCORE Low Duration Bond VIP Series	Victory RS Small Cap Growth Equity VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory INCORE Investment Quality Bond VIP Series	Gabelli Capital Asset Fund

1/1/2021 to 12/31/2022	1/1/2021 to 4/29/2022	1/1/2021 to 12/31/2022	1/1/2021 to 12/31/2022	1/1/2021 to 12/31/2022	1/1/2021 to 4/29/2022	1/1/2021 to 12/31/2022

$552,775	$2,423	$(105,331)	$267,366	$(14,994)	$961,986	$(20,531)
(18,844)	3,271	376,271	1,053,753	12,036	757,246	(58,975)
—	—	617,714	952,890	49,529	2,423,391	245,960
9,777	(8,680)	(1,881,735)	3,429,279	(200,758)	(5,620,055)	229,609

543,708	(2,986)	(993,081)	5,703,288	(154,187)	(1,477,432)	396,063

37,974	—	12,963	155,879	3,059	357,788	34,583
1,119,437	1,963	807,997	(670,285)	(31,980)	13,436,523	(13,168)
(116,287)	—	(16,266)	(369,239)	—	(1,138,854)	—
(1,203,112)	(78,874)	(817,154)	(4,456,808)	(189,580)	(11,159,634)	(298,916)
(991)	(269)	(1,054)	(3,326)	(679)	(8,427)	(691)
(115,960)	(4,822)	(62,740)	(376,508)	(3,451)	(787,501)	(2,847)

(278,939)	(82,002)	(76,254)	(5,720,287)	(222,631)	699,895	(281,039)

—	—	—	—	—	—	—

264,769	(84,988)	(1,069,335)	(16,999)	(376,818)	(777,537)	115,024
11,832,988	1,027,038	9,014,079	45,101,729	3,129,632	105,372,472	2,143,867

$12,097,757	$942,050	$7,944,744	$45,084,730	$2,752,814	$104,594,935	$2,258,891

$558,614	$8,479	$(72,872)	$548,038	$(9,589)	$1,707,127	$(15,717)
(14,106)	(13,891)	(191,526)	(116,556)	(28,433)	(9,562,821)	(65,192)
—	—	1,370,565	2,815,611	456,145	296,586	176,295
(2,196,214)	(19,092)	(4,192,976)	(10,688,571)	(1,039,795)	(461,714)	(400,312)

(1,651,706)	(24,504)	(3,086,809)	(7,441,478)	(621,672)	(8,020,822)	(304,926)

7,337	—	8,791	46,379	4,099	6,742	13,320
(558,964)	(780,429)	1,093,905	742,783	24,371	(93,630,789)	(50,625)
(52,736)	—	(46,275)	(238,603)	(4,278)	(285,591)	(28,952)
(758,133)	(136,265)	(411,438)	(2,744,305)	(102,953)	(2,394,533)	(150,894)
(942)	(48)	(790)	(3,498)	(579)	(2,788)	(666)
(106,922)	(804)	(56,806)	(359,644)	(3,412)	(267,154)	(3,784)

(1,470,360)	(917,546)	587,387	(2,556,888)	(82,752)	(96,574,113)	(221,601)

—	—	—	—	—	—	—

(3,122,066)	(942,050)	(2,499,422)	(9,998,366)	(704,424)	(104,594,935)	(526,527)
12,097,757	942,050	7,944,744	45,084,730	2,752,814	104,594,935	2,258,891

$8,975,691	$—	$5,445,322	$35,086,364	$2,048,390	$—	$1,732,364

B-13

The Guardian Separate Account Q

STATEMENTS OF CHANGES IN NET ASSETS

	Value Line Centurion Fund	Value Line Strategic Asset Management Trust

	1/1/2021 to 4/29/2022	1/1/2021 to 4/29/2022

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(1,812)	$(17,165)
Net realized gain/(loss) from sale of investments	1,259	71,892
Reinvested realized gain distributions	6,329	258,599
Net change in unrealized appreciation/(depreciation) of investments	5,479	(81,949)

Net increase/(decrease) resulting from operations	11,255	231,377

2021 Contract Transactions
Contract purchase payments	—	6,022
Transfers between investment divisions, net	—	(18,113)
Transfers on account of death	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(890)	(337,599)
Contract Fees	(57)	(487)
Transfers–rider fees and other	(201)	(1,592)

Net increase/(decrease) from contract transactions	(1,148)	(351,769)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	10,107	(120,392)
Net Assets at December 31, 2020	62,581	1,795,932

Net Assets at December 31, 2021	$72,688	$1,675,540

2022 Increase/(Decrease) from Operations
Net investment income/(expense)	$121	$(3,689)
Net realized gain/(loss) from sale of investments	(31,437)	(869,316)
Reinvested realized gain distributions	53,241	833,555
Net change in unrealized appreciation/(depreciation) of investments	(27,713)	(121,391)

Net increase/(decrease) resulting from operations	(5,788)	(160,841)

2022 Contract Transactions
Contract purchase payments	—	—
Transfers between investment divisions, net	(64,772)	(1,449,526)
Transfers on account of death	—	(8,799)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,958)	(55,889)
Contract fees	(56)	(148)
Transfers–rider fees and other	(114)	(337)

Net increase/(decrease) from contract transactions	(66,900)	(1,514,699)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(72,688)	(1,675,540)
Net Assets at December 31, 2021	72,688	1,675,540

Net Assets at December 31, 2022	$—	$—

See notes to financial statements.

B-14

Investment Options
Invesco V.I. American Value Fund Series II	AB VPS Growth and Income Portfolio Class B	AB Sustainable Global Thematic Portfolio	Davis Financial Portfolio	Davis Real Estate Portfolio	Davis Value Portfolio	Fidelity VIP Balanced Portfolio Service Class 2

1/1/2021 to 4/29/2022	1/1/2021 to 10/22/2021	1/1/2021 to 12/31/2022	1/1/2021 to 12/31/2022	1/1/2021 to 12/31/2022	1/1/2021 to 4/29/2022	1/1/2021 to 12/31/2022

$(5,227)	$(5,783)	$(4,905)	$(1,219)	$(2,646)	$(324,814)	$(18,892)
2,003	265,989	32,057	(1,317)	33,778	1,646,738	39,212
17,027	—	35,799	9,863	—	7,961,323	271,528
145,538	(26,260)	(7,616)	21,676	182,917	(1,304,007)	239,956

159,341	233,946	55,335	29,003	214,049	7,979,240	531,804

—	500	360	—	7,682	212,115	1,540
(1,876)	(1,186,944)	6,768	(1,275)	29,747	(2,571,802)	(153,090)
—	(2,795)	—	(302)	—	(508,942)	—
(96,440)	(16,123)	(54,891)	(3,559)	(79,490)	(5,053,761)	(281,836)
(157)	(279)	(128)	(37)	(157)	(3,759)	(566)
(1,878)	(1,698)	(99)	(52)	(1,564)	(394,105)	(1,611)

(100,351)	(1,207,339)	(47,990)	(5,225)	(43,782)	(8,320,254)	(435,563)

—	—	—	—	—	—	—

58,990	(973,393)	7,345	23,778	170,267	(341,014)	96,241
552,465	973,393	293,288	102,742	555,607	48,861,868	3,526,527

$611,455	$—	$300,633	$126,520	$725,874	$48,520,854	$3,622,768

$(1,800)	$—	$(3,722)	$3,330	$3,182	$(173,988)	$(5,374)
78,336	—	13,908	(436)	33,694	(4,743,830)	163,089
—	—	46,797	8,668	22,021	—	175,595
(123,191)	—	(173,409)	(21,293)	(250,016)	(2,444,181)	(973,729)

(46,655)	—	(116,426)	(9,731)	(191,119)	(7,361,999)	(640,419)

—	—	360	1,000	3,783	4,333	4,040
(563,319)	—	246,910	115,398	(124,698)	(39,883,206)	(77,731)
—	—	—	—	(7,114)	(38,476)	—
(606)	—	(21,085)	(185)	(55,921)	(1,114,153)	(635,910)
(28)	—	(119)	(33)	(144)	(1,170)	(604)
(847)	—	(12,799)	(58)	(2,573)	(126,183)	(1,456)

(564,800)	—	213,267	116,122	(186,667)	(41,158,855)	(711,661)

—	—	—	—	—	—	—

(611,455)	—	96,841	106,391	(377,786)	(48,520,854)	(1,352,080)
611,455	—	300,633	126,520	725,874	48,520,854	3,622,768

$—	$—	$397,474	$232,911	$348,088	$—	$2,270,688

B-15

The Guardian Separate Account Q

STATEMENTS OF CHANGES IN NET ASSETS

	Fidelity VIP Equity -Income Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Service Class 2

	1/1/2021 to 10/22/2021	1/1/2021 to 12/31/2022

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(131,313)	$411,565
Net realized gain/(loss) from sale of investments	4,491,600	800,600
Reinvested realized gain distributions	521,101	1,906,011
Net change in unrealized appreciation/(depreciation) of investments	(1,618,679)	(4,568,734)

Net increase/(decrease) resulting from operations	3,262,709	(1,450,558)

2021 Contract Transactions
Contract purchase payments	16,624	203,493
Transfers between investment divisions, net	(18,775,950)	9,952,184
Transfers on account of death	(58,582)	(762,194)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,163,468)	(7,608,086)
Contract Fees	(1,203)	(4,869)
Transfers–rider fees and other	(114,843)	(576,709)

Net increase/(decrease) from contract transactions	(20,097,422)	1,203,819

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(16,834,713)	(246,739)
Net Assets at December 31, 2020	16,834,713	69,076,079

Net Assets at December 31, 2021	$—	$68,829,340

2022 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$486,258
Net realized gain/(loss) from sale of investments	—	(886,856)
Reinvested realized gain distributions	—	3,297,662
Net change in unrealized appreciation/(depreciation) of investments	—	(12,249,358)

Net increase/(decrease) resulting from operations	—	(9,352,294)

2022 Contract Transactions
Contract purchase payments	—	21,421
Transfers between investment divisions, net	—	(930,224)
Transfers on account of death	—	(531,608)
Transfers for annuity benefits, surrenders and partial withdrawals	—	(4,914,858)
Contract fees	—	(5,339)
Transfers–rider fees and other	—	(565,262)

Net increase/(decrease) from contract transactions	—	(6,925,870)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	—	(16,278,164)
Net Assets at December 31, 2021	—	68,829,340

Net Assets at December 31, 2022	$—	$52,551,176

See notes to financial statements.

B-16

Investment Options
Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Service Class 2	Templeton Growth VIP Fund Class 2	Franklin Small Cap Value VIP Fund Class 2	MFS New Discovery Series Service Class	MFS VIT II Income Portfolio Series Service Class	MFS Total Return Series Service Class

1/1/2021 to 10/22/2021	1/1/2021 to 12/31/2022	1/1/2021 to 12/31/2022	1/1/2021 to 10/22/2021	1/1/2021 to 4/29/2022	1/1/2021 to 4/29/2022	1/1/2021 to 4/29/2022

$(611,643)	$(29,754)	$(5,684)	$(14,351)	$(6,178)	$8,833	$5,316
24,112,882	—	19,005	5,081,774	10,228	7,407	177,054
244,505	—	—	876,826	87,996	21,556	127,384
(11,252,001)	—	58,395	1,210,212	(89,764)	(42,556)	(8,052)

12,493,743	(29,754)	71,716	7,154,461	2,282	(4,760)	301,702

47,499	3,565	5,292	22,684	—	1,920	3,910
(68,165,870)	57,363	4,668	(38,720,997)	6,947	187,440	1,375
(206,735)	—	—	(122,313)	—	(1,214)	(91,224)
(4,790,697)	(335,915)	(185,709)	(2,676,226)	(23,101)	(67,444)	(327,168)
(3,771)	(1,292)	(353)	(1,962)	(180)	(82)	(799)
(433,814)	(19,824)	(2,282)	(235,913)	(447)	(718)	(4,455)

(73,553,388)	(296,103)	(178,384)	(41,734,727)	(16,781)	119,902	(418,361)

—	17,181	—	—	—	—	—

(61,059,645)	(308,676)	(106,668)	(34,580,266)	(14,499)	115,142	(116,659)
61,059,645	2,471,493	2,024,216	34,580,266	472,918	386,340	2,646,219

$—	$2,162,817	$1,917,548	$—	$458,419	$501,482	$2,529,560

$—	$(7,299)	$(20,162)	$—	$546	$(1,323)	$(10,063)
—	—	(895)	—	(63,212)	(44,323)	89,072
—	—	—	—	—	—	—
—	—	(225,475)	—	(45,119)	(1,565)	(330,449)

—	(7,299)	(246,532)	—	(107,785)	(47,211)	(251,440)

—	1,449	4,764	—	—	640	3,420
—	1,282,489	59,770	—	(290,859)	(433,970)	(2,250,736)
—	(18,091)	(3,214)	—	—	—	—
—	(1,339,325)	(24,450)	—	(59,751)	(20,784)	(29,790)
—	(1,238)	(268)	—	(23)	(42)	(205)
—	(8,950)	(2,316)	—	(1)	(115)	(809)

—	(83,666)	34,286	—	(350,634)	(454,271)	(2,278,120)

—	(23,364)	—	—	—	—	—

—	(114,329)	(212,246)	—	(458,419)	(501,482)	(2,529,560)
—	2,162,817	1,917,548	—	458,419	501,482	2,529,560

$—	$2,048,488	$1,705,302	$—	$—	$—	$—

B-17

The Guardian Separate Account Q

STATEMENTS OF CHANGES IN NET ASSETS

	Guardian Core Plus Fixed Income VIP Fund	Guardian Diversified Research VIP Fund

	1/1/2021 to 12/31/2022	1/1/2021 to 12/31/2022

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(8,030)	$(197,633)
Net realized gain/(loss) from sale of investments	11,285	1,065,413
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(11,965)	2,236,090

Net increase/(decrease) resulting from operations	(8,710)	3,103,870

2021 Contract Transactions
Contract purchase payments	394	6,233
Transfers between investment divisions, net	—	(918,268)
Transfers on account of death	—	(215,804)
Transfers for annuity benefits, surrenders and partial withdrawals	(73,497)	(1,962,258)
Contract Fees	(191)	(1,864)
Transfers–rider fees and other	(1,611)	(62,608)

Net increase/(decrease) from contract transactions	(74,905)	(3,154,569)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(83,615)	(50,699)
Net Assets at December 31, 2020	696,135	15,253,582

Net Assets at December 31, 2021	$612,520	$15,202,883

2022 Increase/(Decrease) from Operations
Net investment income/(expense)	$(5,840)	$(154,001)
Net realized gain/(loss) from sale of investments	7,745	614,321
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(93,157)	(3,192,755)

Net increase/(decrease) resulting from operations	(91,252)	(2,732,435)

2022 Contract Transactions
Contract purchase payments	—	8,339
Transfers between investment divisions, net	57,997	(484,455)
Transfers on account of death	—	(166,593)
Transfers for annuity benefits, surrenders and partial withdrawals	(95,032)	(1,147,335)
Contract fees	(201)	(1,831)
Transfers–rider fees and other	(1,527)	(63,849)

Net increase/(decrease) from contract transactions	(38,763)	(1,855,724)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(130,015)	(4,588,159)
Net Assets at December 31, 2021	612,520	15,202,883

Net Assets at December 31, 2022	$482,505	$10,614,724

See notes to financial statements.

B-18

Investment Options
Guardian Growth & Income VIP Fund	Guardian Large Cap Disciplined Growth VIP Fund	Guardian Large Cap Fundamental Growth VIP Fund	Guardian Mid Cap Relative Value VIP Fund	Guardian U.S. Government Securities VIP Fund	Guardian All Cap Core VIP Fund	Guardian Select Mid Cap Core VIP Fund

1/1/2021 to 12/31/2022	1/1/2021 to 12/31/2022	1/1/2021 to 12/31/2022	1/1/2021 to 12/31/2022	1/1/2021 to 12/31/2022	10/22/2021 to 12/31/2022	10/22/2021 to 12/31/2022

$(36,996)	$(1,420,593)	$(92,602)	$(19,878)	$(12,929)	$(40,652)	$(144,512)
109,395	12,707,188	447,312	9,966	11,623	4,284	7,786
—	—	—	—	—	—	—
589,709	9,036,278	1,005,684	313,118	(38,729)	435,083	495,287

662,108	20,322,873	1,360,394	303,206	(40,035)	398,715	358,561

6,124	331,292	51,960	—	750	5,258	15,703
(75,419)	(5,900,054)	(315,285)	(4,018)	18,871	17,183,739	62,292,382
(7,814)	(950,239)	(52,804)	—	(1,802)	(62,228)	(186,062)
(242,475)	(12,228,756)	(381,933)	(6,018)	(278,278)	(326,030)	(1,061,479)
(754)	(10,080)	(981)	(118)	(297)	(267)	(759)
(7,577)	(780,120)	(24,339)	(346)	(3,784)	(27,904)	(88,774)

(327,915)	(19,537,957)	(723,382)	(10,500)	(264,540)	16,772,568	60,971,011

—	—	—	—	—	—	—

334,193	784,916	637,012	292,706	(304,575)	17,171,283	61,329,572
2,576,923	111,702,885	6,977,223	1,123,240	1,242,266	—	—

$2,911,116	$112,487,801	$7,614,235	$1,415,946	$937,691	$17,171,283	$61,329,572

$(30,352)	$(1,069,600)	$(68,215)	$(22,297)	$(9,540)	$(168,949)	$(600,567)
142,832	4,822,473	236,896	84,761	(2,003)	(198,464)	(1,121,449)
—	—	—	—	—	—	—
(287,013)	(40,354,871)	(2,747,701)	(146,681)	(70,609)	(2,724,646)	(7,218,644)

(174,533)	(36,601,998)	(2,579,020)	(84,217)	(82,152)	(3,092,059)	(8,940,660)

3,580	61,339	125	—	—	12,078	21,271
(225,895)	10,756,520	326,582	391,665	5,889	(48,836)	(3,006,992)
(2,611)	(744,133)	(98,019)	(2,014)	(14,012)	(103,135)	(318,665)
(114,523)	(7,506,328)	(251,002)	(69,515)	(107,231)	(1,026,376)	(3,965,601)
(795)	(10,005)	(932)	(236)	(277)	(1,497)	(4,770)
(8,052)	(734,907)	(15,334)	(1,781)	(3,390)	(127,907)	(493,882)

(348,296)	1,822,486	(38,580)	318,119	(119,021)	(1,295,673)	(7,768,639)

—	—	—	—	—	—	—

(522,829)	(34,779,512)	(2,617,600)	233,902	(201,173)	(4,387,732)	(16,709,299)
2,911,116	112,487,801	7,614,235	1,415,946	937,691	17,171,283	61,329,572

$2,388,287	$77,708,289	$4,996,635	$1,649,848	$736,518	$12,783,551	$44,620,273

B-19

The Guardian Separate Account Q

STATEMENTS OF CHANGES IN NET ASSETS

	Guardian Small Mid Cap Core VIP Fund	Guardian Strategic Large Cap Core VIP Fund

	10/22/2021 to 12/31/2022	10/22/2021 to 12/31/2022

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(80,878)	$(3,049)
Net realized gain/(loss) from sale of investments	(2,060)	13
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	312,001	37,944

Net increase/(decrease) resulting from operations	229,063	34,908

2021 Contract Transactions
Contract purchase payments	5,326	100
Transfers between investment divisions, net	34,783,467	1,186,941
Transfers on account of death	(119,850)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(588,863)	(810)
Contract Fees	(376)	(47)
Transfers–rider fees and other	(42,790)	(535)

Net increase/(decrease) from contract transactions	34,036,914	1,185,649

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	34,265,977	1,220,557
Net Assets at December 31, 2020	—	—

Net Assets at December 31, 2021	$34,265,977	$1,220,557

2022 Increase/(Decrease) from Operations
Net investment income/(expense)	$(334,733)	$(12,422)
Net realized gain/(loss) from sale of investments	(675,662)	(7,648)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(5,209,746)	(112,405)

Net increase/(decrease) resulting from operations	(6,220,141)	(132,475)

2022 Contract Transactions
Contract purchase payments	9,479	725
Transfers between investment divisions, net	(36,006)	(103,769)
Transfers on account of death	(195,819)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(2,282,928)	(27,382)
Contract fees	(2,408)	(325)
Transfers–rider fees and other	(263,346)	(2,270)

Net increase/(decrease) from contract transactions	(2,771,028)	(133,021)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(8,991,169)	(265,496)
Net Assets at December 31, 2021	34,265,977	1,220,557

Net Assets at December 31, 2022	$25,274,808	$955,061

See notes to financial statements.

B-20

Investment Options
Guardian Total Return Bond VIP Fund	Guardian Small Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund	Guardian Short Duration Bond VIP Fund	Guardian Balanced Allocation VIP Fund	Guardian Equity Income VIP Fund

4/29/2022 to 12/31/2022	4/29/2022 to 12/31/2022	4/29/2022 to 12/31/2022	4/29/2022 to 12/31/2022	4/29/2022 to 12/31/2022	4/29/2022 to 12/31/2022

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—

$—	$—	$—	$—	$—	$—

$(2,950)	$(2,058)	$(695,269)	$(6,606)	$(28,810)	$(318,292)
(3,834)	(2,137)	(165,948)	(510)	(9,647)	46,450
—	—	—	—	—	—
(21,179)	(29,087)	(3,244,308)	(17,229)	(173,579)	934,864

(27,963)	(33,282)	(4,105,525)	(24,345)	(212,036)	663,022

1,280	—	48,379	—	240	37,352
434,164	282,278	90,776,258	780,429	3,456,618	39,074,030
(2,984)	—	(574,253)	—	(70,284)	(211,350)
(99,409)	(16,574)	(4,617,058)	(24,185)	(133,626)	(1,952,124)
(49)	(120)	(6,368)	(160)	(774)	(2,894)
(585)	(340)	(499,335)	(3,821)	(4,474)	(251,469)

332,417	265,244	85,127,623	752,263	3,247,700	36,693,545

—	—	—	—	—	—

304,454	231,962	81,022,098	727,918	3,035,664	37,356,567
—	—	—	—	—	—

$304,454	$231,962	$81,022,098	$727,918	$3,035,664	$37,356,567

B-21

THE GUARDIAN SEPARATE ACCOUNT Q

NOTES TO FINANCIAL STATEMENTS (December 31, 2022)

NOTE 1 — ORGANIZATION

The Guardian Separate Account Q (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on March 14, 2002, and commenced operations on July 22, 2002. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the thirty-one investment options within the Account, or the FRO. However, a contract owner may only invest in up to twenty investment options, including the FRO, at any time. Contract owners who qualify may also purchase either a seven year or contract anniversary Enhanced Death Benefit Rider or a Guaranteed Minimum Death Benefit Rider (GMDB) and elect a Living Benefit Rider and/or Earnings Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract.

The thirty-one investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

Victory RS Large Cap Alpha VIP Series

Victory 500 Index VIP Series

Victory High Yield VIP Series

Victory RS Small Cap Growth Equity VIP Series

Victory RS International VIP Series

Victory Sophus Emerging Markets VIP Series

Gabelli Capital Asset Fund

AB Sustainable Global Thematic Portfolio
(formerly AB VPS Global Thematic Growth Portfolio Class B)

Davis Financial Portfolio

Davis Real Estate Portfolio

Fidelity VIP Balanced Portfolio Service Class 2

Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Fidelity VIP Government Money Market Portfolio Service Class 2

Templeton Growth VIP Fund Class 2

Guardian Core Plus Fixed Income VIP Fund

Guardian Diversified Research VIP Fund

Guardian Growth & Income VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Guardian U.S. Government Securities VIP Fund

Guardian All Cap Core VIP Fund

Guardian Select Mid Cap Core VIP Fund

Guardian Small Mid Cap Core VIP Fund

Guardian Strategic Large Cap Core VIP Fund

Guardian Total Return Bond VIP Fund

Guardian Small Cap Core VIP Fund

Guardian Core Fixed Income VIP Fund

Guardian Short Duration Bond VIP Fund

Guardian Balanced Allocation VIP Fund

Guardian Equity Income VIP Fund

The below funds were part of a fund substitution and are no longer available as an investment option under this contract in 2022 and 2021:

Existing Fund	Replacement Fund	Date
Victory INCORE Low Duration Bond VIP Series	Guardian Short Duration Bond VIP Fund	April 29,2022
Victory INCORE Investment Quality Bond VIP Series	Guardian Core Fixed Income VIP Fund	April 29,2022
Value Line Centurion Fund	Guardian All Cap Core VIP Fund	April 29,2022
Value Line Strategic Asset Management Trust	Guardian Balanced Allocation VIP Fund	April 29,2022
Invesco V.I. American Value Fund Series II	Guardian Mid Cap Relative Value VIP Fund	April 29,2022
Davis Value Portfolio	Guardian Equity Income VIP Fund	April 29,2022
MFS® New Discovery Series Service Class	Guardian Small Cap Core VIP Fund	April 29,2022
MFS® VIT II Income Portfolio Series Service Class	Guardian Total Return Bond VIP Fund	April 29,2022
MFS® Total Return Series Service Class	Guardian Balanced Allocation VIP Fund	April 29,2022

B-22

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (continued)

Existing Fund	Replacement Fund	Date
Fidelity VIP Equity-Income Portfolio Service Class 2	Guardian All Cap Core VIP Fund	October 22, 2021
Fidelity VIP Mid Cap Portfolio Service Class 2	Guardian Select Mid Cap Core VIP Fund	October 22, 2021
Franklin Small Cap Value VIP Fund Class 2 Shares	Guardian Small-Mid Cap Core VIP Fund	October 22, 2021
AB VPS Growth and Income Portfolio Class B	Guardian Strategic Large Cap Core VIP Fund	October 22, 2021

A tax-qualified and a non-tax-qualified investment division has been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets and related liabilities of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	Net proceeds of payments made by contract owners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2022, there were no transfers into or out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are unadjusted quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

B-23

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (continued)

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little, or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2022, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2022, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $471,445,278.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2022, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2022, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events requiring recognition or disclosure in the financial statements.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to payout contracts involving life contingencies are computed according to the 1983, 2000 and 2012 Individual Annuity Mortality Tables and the assumed investment return is between 1.0%—6.0%, as applicable based on the annuitization date. The mortality risk is fully borne by GIAC and may result in additional amounts being transferred into the Account to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the general account of GIAC. These amounts are reflected in the “Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period” in the Statements of Changes in Net Assets.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of Guardian, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Guardian does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, there is no charge to the Account for federal income taxes. Guardian will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts. The Tax Cuts and Jobs Act, which was enacted into law on December 22, 2017, does not contain any provisions which would impact the status of this policy.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations

B-24

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (continued)

issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of IRC. Guardian believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2022, were as follows:

	Purchases	Sales
Victory RS Large Cap Alpha VIP Series	$7,175,472	$9,908,977
Victory 500 Index VIP Series	3,775,812	3,563,580
Victory High Yield VIP Series	974,084	1,885,029
Victory INCORE Low Duration Bond VIP Series	12,268	926,670
Victory RS Small Cap Growth Equity VIP Series	2,952,202	1,066,249
Victory RS International VIP Series	6,871,291	6,064,102
Victory Sophus Emerging Markets VIP Series	558,796	194,393
Victory INCORE Investment Quality Bond VIP Series	2,398,968	96,984,880
Gabelli Capital Asset Fund	200,322	261,669
Value Line Centurion Fund	53,241	72,498
Value Line Strategic Asset Management Trust	835,239	1,526,005
Invesco V.I. American Value Fund Series II	24,630	596,545
AB Sustainable Global Thematic Portfolio (formerly AB VPS Global Thematic Growth Portfolio Class B)	294,171	38,108
Davis Financial Portfolio	130,698	2,331
Davis Real Estate Portfolio	53,530	214,816
Davis Value Portfolio	21,702	41,364,975
Fidelity VIP Balanced Portfolio Service Class 2	208,698	750,615
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	5,861,972	9,003,843
Fidelity VIP Government Money Market Portfolio Service Class 2	1,318,507	1,409,478
Templeton Growth VIP Fund Class 2	66,490	52,486
MFS New Discovery Series Service Class	—	355,234
MFS VIT II Income Portfolio Series Service Class	194	461,588
MFS Total Return Series Service Class	28,804	2,322,874
Guardian Core Plus Fixed Income VIP Fund	57,988	101,750
Guardian Diversified Research VIP Fund	68,007	2,078,731
Guardian Growth & Income VIP Fund	64,007	442,302
Guardian Large Cap Disciplined Growth VIP Fund	11,922,107	11,170,621
Guardian Large Cap Fundamental Growth VIP Fund	584,892	691,473
Guardian Mid Cap Relative Value VIP Fund	550,370	254,250
Guardian U.S. Government Securities VIP Fund	5,840	134,862
Guardian All Cap Core VIP Fund	235,624	1,701,296
Guardian Select Mid Cap Core VIP Fund	2,040,984	10,410,623
Guardian Small Mid Cap Core VIP Fund	1,123,700	4,229,727
Guardian Strategic Large Cap Core VIP Fund	725	143,745
Guardian Total Return Bond VIP Fund	434,164	101,747
Guardian Small Cap Core VIP Fund	290,859	25,614
Guardian Core Fixed Income VIP Fund	93,473,068	9,024,445
Guardian Short Duration Bond VIP Fund	793,639	42,377
Guardian Balanced Allocation VIP Fund	3,497,613	272,914
Guardian Equity Income VIP Fund	41,204,132	4,818,587

Total	$190,164,810	$224,672,009

B-25

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 (lower where required by state law) is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. The contract fee may be waived if the accumulation value is $100,000 or more on the anniversary date when the charge is deducted. These charges are assessed through a redemption of units. For the years ended December 31, 2022 and 2021, contract fees amounted to $59,523 and $58,134, respectively and are reflected in “Contract fees” in the Statements of Changes in Net Assets.

Expense Charges

(1)	A charge for mortality and expense risk, through a reduction of the unit value, is computed daily and is equal to an annual rate of 1.55% of the average daily net assets applicable to the Account during the first seven contract years. Thereafter, the charge will be based on an annual rate of 1.00%. There are additional charges applicable to each rider option, through a reduction of the unit value, calculated as a percentage of average daily net asset value of the applicable contracts as follows:

a)	7 Year Enhanced Death Benefit Rider (EDBR) with an annual rate of .20%;

b)	7 Year Enhanced Death Benefit Rider (EDBR) with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .45%;

c)	7 Year Enhanced Death Benefit Rider with Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .70%;

d)	Contracts with any one rider, Pre-Contract Anniversary Enhanced Death Benefit Rider (CAEDB) (issued with applications postmarked before or on 4/23/04), Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .25%;

e)	Contracts with any two riders, Pre-Contract Anniversary Enhanced Death Benefit Rider (CAEDB), (issued with applications postmarked before or on 4/23/04), Living Benefit Rider (LBR) and/or Earnings Benefit Rider (EBR), or Contracts with Post-CAEDB (issued with applications postmarked after 4/23/04), with an annual rate of .50%;

f)	Contracts with Pre-Contract Anniversary Enhanced Death Benefit Rider (CAEDB), (issued with applications postmarked before or on 4/23/04), Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR) or Contracts with Post-CAEDB with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), (issued with applications postmarked after 4/23/04), with an annual rate of .75%;

g)	Guaranteed Minimum Death Benefit (GMDB), with an annual rate of .30%;

h)	Guaranteed Minimum Death Benefit (GMDB), with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .55%.

i)	Guaranteed Minimum Death Benefit (GMDB), with Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .80%.

(2)	A daily administrative expense charge against the net assets of each investment option, through a reduction of the unit value, in an amount equal to .20% on an annual basis.

(3)	Additional option benefit riders deducted as follows:

a)	Annual Guaranteed Minimum Income Benefit Rider (GMIB), with an anniversary and upon termination rate of .50% of the accumulation value.

b)

Guaranteed Lifetime Withdrawal Benefit Rider (GLWB)/Guaranteed Minimum Withdrawal Benefit Rider (GMWB), with an annual rate ranging from .40% to 2.10% of the adjusted Guaranteed Withdrawal Balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the option chosen. For the years ended December 31, 2022 and

B-26

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (continued)

2021, these rider fees amounted to $4,246,650 and $4,351,744, respectively, and are included in the “Transfers-rider fees and other” in the Statements of Changes in Net Assets. The availability of the GLWB and GMWB riders is dependent on the type of contract selected.

(4)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Park Avenue Institutional Advisers LLC (“PAIA”), a wholly owned subsidiary of Guardian Investor Services, LLC, which is a wholly owned subsidiary of The Guardian Life Insurance Company of America, serves as the sub-advisor to Victory High Yield VIP Series. Under an investment sub-advisory agreement between Victory Capital Management Inc. (“Victory Capital”), an unaffiliated third-party investment adviser and PAIA (sub-adviser) for the Victory High Yield VIP Series, Victory Capital pays a monthly fee to the sub-adviser for investment advisory services in an amount equal to 28% of all fees due from such Fund to the Adviser. The sub-advisory fee payable to PAIA also covers the administrative and accounting services provided by PAIA.

PAIA provides day to day investment management services to the following new proprietary third-party sub-advised Guardian Variable Product Trust Funds:

• Guardian Core Plus Fixed Income VIP Fund

• Guardian Diversified Research VIP Fund

• Guardian Growth & Income VIP Fund

• Guardian Large Cap Disciplined Growth VIP Fund

• Guardian Large Cap Fundamental Growth VIP Fund

• Guardian Mid Cap Relative Value VIP Fund

• Guardian All Cap Core VIP Fund

• Guardian Select Mid Cap Core VIP Fund

• Guardian Small Mid Cap Core VIP Fund

• Guardian Strategic Large Cap Core VIP Fund

• Guardian U.S. Government Securities VIP Fund

• Guardian Total Return Bond VIP Fund

• Guardian Small Cap Core VIP Fund

• Guardian Core Fixed Income VIP Fund

• Guardian Short Duration Bond VIP Fund

• Guardian Balanced Allocation VIP Fund

• Guardian Equity Income VIP Fund

GIAC has administrative service fee agreements with Victory Capital Management Inc, Gabelli Capital Asset Fund, Fred Alger Management, Inc., AllianceBernstein, L.P., Davis Selected Advisers, LP, Fidelity Management & Research Company, Franklin Advisory Services, LLC, , and Templeton Global Advisors Limited, which compensate GIAC for administrative services provided. These fees range from .05% to .50% of the average daily net assets. These fees are borne and paid to GIAC by investment advisers, and therefore, are not recorded in the financial statements of the Fund.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account. These amounts are reflected in the “Liabilities” in the Statements of Assets and Liabilities. The income earned on the amounts retained by GIAC in the Account is reflected in “Mortality and expense risk charges” in the Statements of Operations.

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. The following charges are assessed through a redemption in units and paid to GIAC during the first three contract years for both Single Purchase Payment Contracts and Flexible Purchase Payment Contracts. Each payment is subject to a contingent deferred sales charge for three years:

Number of Contract Years Completed	Contingent Deferred Sales Charge Percentage
0	4%
1	4%
2	3%
3	2%

4 and thereafter	0%

B-27

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (continued)

For years end December 31, 2022 and 2021, the contingent deferred sales charges amounted to $35 and $0.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2022 and 2021, were as follows:

	2022			2021
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
Victory RS Large Cap Alpha VIP Series	1,563	209,940	(208,377)	3,378	183,875	(180,497)
Victory 500 Index VIP Series	508	56,035	(55,527)	3,202	97,178	(93,976)
Victory High Yield VIP Series	455	53,242	(52,787)	39,151	48,380	(9,229)
Victory INCORE Low Duration Bond VIP Series	—	73,284	(73,284)	153	6,706	(6,553)
Victory RS Small Cap Growth Equity VIP Series	19,600	9,858	9,742	10,720	11,439	(719)
Victory RS International VIP Series	36,440	126,367	(89,927)	5,272	183,223	(177,951)
Victory Sophus Emerging Markets VIP Series	2,104	3,975	(1,871)	253	5,142	(4,889)
Victory INCORE Investment Quality Bond VIP Series	396	5,737,792	(5,737,396)	771,918	732,585	39,333
Gabelli Capital Asset Fund	319	6,131	(5,812)	900	7,630	(6,730)
Value Line Centurion Fund	—	1,608	(1,608)	—	40	(40)
Value Line Strategic Asset Management Trust	—	37,371	(37,371)	158	8,909	(8,751)
Invesco V.I. American Value Fund Series II	6	21,239	(21,233)	168	3,990	(3,822)
AB VPS Growth and Income Portfolio Class B	—	—	—	13	29,511	(29,498)
AB Sustainable Global Thematic Portfolio (formerly AB VPS Global Thematic Growth Portfolio Class B)	37	795	(758)	212	1,571	(1,359)
Davis Financial Portfolio	4,855	22	4,833	—	220	(220)
Davis Real Estate Portfolio	1,059	9,299	(8,240)	1,392	3,292	(1,900)
Davis Value Portfolio	152	1,605,478	(1,605,326)	7,693	284,119	(276,426)
Fidelity VIP Balanced Portfolio Service Class 2	118	19,353	(19,235)	42	11,956	(11,914)
Fidelity VIP Equity-Income Portfolio Service Class 2	—	—	—	500	543,943	(543,443)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	1,725	424,352	(422,627)	570,306	503,211	67,095
Fidelity VIP Mid Cap Portfolio Service Class 2	—	—	—	797	1,126,526	(1,125,729)
Fidelity VIP Government Money Market Portfolio Service Class 2	136,079	145,190	(9,111)	17,848	46,980	(29,132)
Templeton Growth VIP Fund Class 2	3,400	1,803	1,597	472	8,995	(8,523)
Franklin Small Cap Value VIP Fund Class 2	—	—	—	482	846,037	(845,555)
MFS New Discovery Series Service Class	—	6,858	(6,858)	98	347	(249)
MFS VIT II Income Portfolio Series Service Class	32	23,901	(23,869)	8,951	3,284	5,667
MFS Total Return Series Service Class	121	88,606	(88,485)	197	15,838	(15,641)
Guardian Core Plus Fixed Income VIP Fund	5,585	9,331	(3,746)	35	6,742	(6,707)
Guardian Diversified Research VIP Fund	564	122,128	(121,564)	383	195,786	(195,403)
Guardian Growth & Income VIP Fund	1,749	28,124	(26,375)	475	25,311	(24,836)
Guardian Large Cap Disciplined Growth VIP Fund	695,508	584,850	110,658	18,065	994,282	(976,217)
Guardian Large Cap Fundamental Growth VIP Fund	21,807	26,619	(4,812)	3,346	43,075	(39,729)
Guardian Mid Cap Relative Value VIP Fund	38,122	15,825	22,297	94	828	(734)
Guardian U.S. Government Securities VIP Fund	720	13,120	(12,400)	2,051	27,786	(25,735)
Guardian All Cap Core VIP Fund	3,466	148,447	(144,981)	1,718,052	41,835	1,676,217
Guardian Select Mid Cap Core VIP Fund	3,525	867,838	(864,313)	6,229,529	137,347	6,092,182
Guardian Small Mid Cap Core VIP Fund	30,229	355,218	(324,989)	3,477,199	76,568	3,400,631
Guardian Strategic Large Cap Core VIP Fund	79	15,326	(15,247)	117,470	118	117,352
Guardian Total Return Bond VIP Fund	43,454	10,769	32,685	—	—	—
Guardian Small Cap Core VIP Fund	29,116	1,978	27,138	—	—	—
Guardian Core Fixed Income VIP Fund	9,077,662	592,065	8,485,597	—	—	—
Guardian Short Duration Bond VIP Fund	76,302	2,685	73,617	—	—	—
Guardian Balanced Allocation VIP Fund	345,452	23,667	321,785	—	—	—
Guardian Equity Income VIP Fund	3,913,120	247,743	3,665,377	—	—	—

B-28

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS

GIAC sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. The differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following schedule was developed, for each of the five years ending December 31, by determining which products offered by GIAC and funded by the Account that have the lowest and highest expense ratio. Only product designs within each investment option that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the lowest and highest contract charges potentially offered by GIAC as contract owners may not have selected all available and applicable contract options. The net assets disclosed in the table below represent only net assets in accumulation.

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Victory RS Large Cap Alpha VIP Series	2022	777,309	$37.81	to	$42.38	$32,768,686	1.20%	to	1.75%	1.30%	-6.01%	to	-5.48%
	2021	985,686	40.22	to	44.83	43,958,436	1.20%	to	1.75%	1.07%	21.33%	to	22.01%
	2020	1,166,183	33.15	to	36.74	42,647,287	1.20%	to	1.75%	1.36%	-2.19%	to	-1.64%
	2019	1,170,155	33.89	to	37.36	43,480,249	1.20%	to	1.75%	0.97%	28.87%	to	29.59%
	2018	1,460,145	26.30	to	28.83	41,861,467	1.20%	to	1.75%	0.04%	-10.59%	to	-10.09%
Victory 500 Index VIP Series	2022	458,970	$41.28	to	$46.26	$20,614,840	1.20%	to	1.75%	1.22%	-20.76%	to	-20.32%
	2021	514,497	52.09	to	58.06	28,953,352	1.20%	to	1.75%	1.18%	25.21%	to	25.90%
	2020	608,473	41.61	to	46.12	27,279,021	1.20%	to	1.75%	1.97%	18.03%	to	18.69%
	2019	692,863	35.25	to	38.85	26,220,170	1.20%	to	1.75%	1.95%	28.76%	to	29.48%
	2018	791,167	27.38	to	30.01	23,142,097	1.20%	to	1.75%	0.12%	-6.31%	to	-5.79%
Victory High Yield VIP Series	2022	349,221	$22.99	to	$25.77	$8,973,622	1.20%	to	1.75%	6.72%	-15.06%	to	-14.59%
	2021	402,008	27.07	to	30.17	12,095,164	1.20%	to	1.75%	5.70%	4.00%	to	4.58%
	2020	411,237	26.03	to	28.85	11,832,015	1.20%	to	1.75%	6.88%	6.03%	to	6.63%
	2019	446,715	24.55	to	27.05	12,052,685	1.20%	to	1.75%	7.03%	13.87%	to	14.51%
	2018	508,700	21.56	to	23.63	11,985,444	1.20%	to	1.75%	0.51%	-1.46%	to	-0.91%
Victory INCORE Low Duration Bond VIP Series(11)	2022	—	$—		$—	$—	N/A		N/A	N/A	N/A		N/A
	2021	73,284	11.59	to	12.83	923,297	1.20%	to	1.75%	1.55%	-0.77%	to	-0.21%
	2020	79,837	11.68	to	12.86	1,010,057	1.20%	to	1.75%	2.04%	2.51%	to	3.08%
	2019	116,390	11.04	to	12.48	1,440,497	1.20%	to	1.95%	1.78%	1.78%	to	2.55%
	2018	161,203	10.84	to	12.17	1,947,815	1.20%	to	1.95%	0.50%	-0.94%	to	-0.20%
Victory RS Small Cap Growth Equity VIP Series	2022	118,293	$41.91	to	$46.44	$5,435,204	1.20%	to	1.70%	0.00%	-37.44%	to	-37.12%
	2021	108,551	66.99	to	73.85	7,927,449	1.20%	to	1.70%	0.00%	-11.95%	to	-11.50%
	2020	109,270	76.08	to	83.45	8,995,725	1.20%	to	1.70%	0.00%	35.72%	to	36.40%
	2019	142,124	56.06	to	61.18	8,569,255	1.20%	to	1.70%	0.00%	36.44%	to	37.12%
	2018	159,476	41.09	to	44.62	7,003,951	1.20%	to	1.70%	0.00%	-9.80%	to	-9.35%
Victory RS International VIP Series	2022	1,280,236	$24.65	to	$27.62	$35,043,356	1.20%	to	1.75%	2.67%	-17.28%	to	-16.82%
	2021	1,370,163	29.80	to	33.21	45,063,141	1.20%	to	1.75%	1.80%	12.37%	to	13.00%
	2020	1,548,114	26.52	to	29.39	45,083,926	1.20%	to	1.75%	2.77%	4.37%	to	4.96%
	2019	1,597,988	25.41	to	28.00	44,330,928	1.20%	to	1.75%	2.18%	20.64%	to	21.32%
	2018	1,896,335	21.06	to	23.08	43,329,415	1.20%	to	1.75%	0.84%	-12.22%	to	-11.73%
Victory Sophus Emerging Markets VIP Series	2022	61,875	$32.53	to	$36.05	$2,040,425	1.20%	to	1.70%	0.81%	-23.78%	to	-23.39%
	2021	63,746	42.68	to	47.05	2,746,635	1.20%	to	1.70%	0.82%	-6.03%	to	-5.56%
	2020	68,635	45.42	to	49.83	3,119,036	1.20%	to	1.70%	2.06%	14.20%	to	14.77%
	2019	72,889	39.78	to	43.41	2,908,735	1.20%	to	1.70%	1.08%	21.05%	to	21.65%
	2018	82,451	32.86	to	35.69	2,703,289	1.20%	to	1.70%	0.85%	-20.34%	to	-19.94%
Victory INCORE Investment Quality Bond VIP Series(11)	2022	—	$—		$—	$—	N/A		N/A	N/A	N/A		N/A
	2021	5,737,396	16.43	to	18.31	104,519,640	1.20%	to	1.75%	2.11%	-1.96%	to	-1.41%
	2020	5,698,063	16.76	to	18.58	105,300,982	1.20%	to	1.75%	3.03%	6.45%	to	7.04%
	2019	6,049,928	15.74	to	17.35	104,453,730	1.20%	to	1.75%	2.75%	5.84%	to	6.43%
	2018	6,746,140	14.88	to	16.31	109,427,848	1.20%	to	1.75%	0.58%	-2.15%	to	-1.60%

B-29

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Gabelli Capital Asset Fund	2022	44,921	$35.80	to	$39.95	$1,702,136	1.20%	to	1.75%	0.42%	-14.44%	to	-13.97%
	2021	50,733	41.85	to	46.44	2,244,934	1.20%	to	1.75%	0.45%	18.38%	to	19.04%
	2020	57,463	35.35	to	39.01	2,131,491	1.20%	to	1.75%	0.16%	4.48%	to	5.07%
	2019	67,948	32.76	to	37.13	2,416,075	1.20%	to	1.95%	0.34%	17.19%	to	18.08%
	2018	79,043	27.95	to	31.44	2,391,807	1.20%	to	1.95%	0.34%	-12.81%	to	-12.15%
Value Line Centurion Fund(11)	2022	—	$—		$—	$—	N/A		N/A	N/A	N/A		N/A
	2021	1,608	42.00	to	42.00	67,548	1.20%	to	1.20%	0.02%	18.24%	to	18.24%
	2020	1,648	35.53	to	35.53	58,558	1.20%	to	1.20%	0.09%	16.14%	to	16.14%
	2019	2,293	30.59	to	30.59	70,137	1.20%	to	1.20%	0.06%	31.47%	to	31.47%
	2018	2,845	23.27	to	23.27	66,188	1.20%	to	1.20%	0.23%	-0.97%	to	-0.97%
Value Line Strategic Asset Management Trust(11)	2022	—	$—		$—	$—	N/A		N/A	N/A	N/A		N/A
	2021	37,371	41.81	to	45.91	1,675,540	1.20%	to	1.70%	0.32%	13.91%	to	14.48%
	2020	46,122	36.70	to	40.10	1,795,932	1.20%	to	1.70%	0.49%	15.98%	to	16.56%
	2019	48,958	30.35	to	34.40	1,634,305	1.20%	to	1.95%	0.68%	25.17%	to	26.11%
	2018	53,818	24.25	to	27.28	1,419,322	1.20%	to	1.95%	0.75%	-1.83%	to	-1.09%
	2017	74,482	24.70	to	27.58	1,996,223	1.20%	to	1.95%	0.55%	14.62%	to	15.48%
Invesco V.I. American Value Fund Series II (11)	2022	—	$—		$—	$—	N/A		N/A	N/A	N/A		N/A
	2021	21,233	26.20	to	28.89	611,455	1.20%	to	1.70%	0.66%	29.84%	to	30.49%
	2020	25,055	20.18	to	22.14	552,465	1.20%	to	1.70%	0.08%	3.55%	to	4.07%
	2019	31,291	19.49	to	21.27	663,839	1.20%	to	1.70%	0.00%	27.92%	to	28.56%
	2018	34,090	15.24	to	16.55	562,681	1.20%	to	1.70%	0.00%	-20.71%	to	-20.32%
Invesco V.I. Government Securities Fund Series II(8)	2022	—	$—		$—	$—	—		—	—	—		—
	2021	—	—		—	—	—		—	—	—		—
	2020	—	—		—	—	—		—	—	—		—
	2019	—	—		—	—	—		—	—	—		—
	2018	116,067	12.18	to	13.23	1,521,999	1.20%	to	1.70%	1.87%	-1.40%	to	-0.91%
AB VPS Growth and Income Portfolio Class B(9)	2022	—	$—		$—	$—	—		—	—	—		—
	2021	—	—		—	—	—		—	—	—		—
	2020	29,498	30.56	to	33.52	972,193	1.20%	to	1.70%	1.33%	0.73%	to	1.24%
	2019	32,775	30.34	to	33.11	1,068,543	1.20%	to	1.70%	1.04%	21.52%	to	22.13%
	2018	33,211	24.96	to	27.11	887,186	1.20%	to	1.70%	0.74%	-7.44%	to	-6.97%
AB VPS Large Cap Growth Portfolio Class B(8)
	2022	—	$—		$—	$—	—		—	—	—		—
	2021	—	—		—	—	—		—	—	—		—
	2020	—	—		—	—	—		—	—	—		—
	2019	—	—		—	—	—		—	—	—		—
	2018	22,951	29.36	to	31.88	715,206	1.20%	to	1.70%	0.00%	0.59%	to	1.10%
AB Sustainable Global Thematic Portfolio (formerly AB VPS Global Thematic Growth Portfolio Class B)	2022	6,879	$26.10	to	$28.91	$194,391	1.20%	to	1.70%	0.00%	-28.40%	to	-28.04%
	2021	7,637	36.45	to	40.18	300,633	1.20%	to	1.70%	0.00%	20.50%	to	21.10%
	2020	8,996	30.25	to	33.18	293,288	1.20%	to	1.70%	0.45%	36.72%	to	37.41%
	2019	10,382	22.12	to	24.14	246,551	1.20%	to	1.70%	0.16%	27.59%	to	28.23%
	2018	12,630	17.34	to	18.83	235,494	1.20%	to	1.70%	0.00%	-11.51%	to	-11.06%
AB VPS Real Estate Investment Portfolio Class B(4)	2022	—	$—		$—	$—	—		—	—	—		—
	2021	—	—		—	—	—		—	—	—		—
	2020	—	—		—	—	—		—	—	—		—
	2019	—	—		—	—	—		—	—	—		—
	2017	31,773	37.57	to	40.59	1,241,308	1.20%	to	1.70%	1.54%	4.57%	to	5.10%
Davis Financial Portfolio	2022	9,542	$23.27	to	$24.54	$232,911	1.20%	to	1.50%	3.28%	-9.90%	to	-9.62%
	2021	4,709	25.83	to	27.16	126,520	1.20%	to	1.50%	1.42%	28.59%	to	28.98%
	2020	4,929	20.08	to	21.06	102,742	1.20%	to	1.50%	1.08%	-7.40%	to	-7.12%
	2019	10,117	21.69	to	22.67	228,368	1.20%	to	1.50%	1.37%	23.98%	to	24.35%
	2018	12,840	17.49	to	18.23	233,335	1.20%	to	1.50%	0.73%	-12.01%	to	-11.74%

B-30

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Davis Real Estate Portfolio	2022	17,121	$18.91	to	$20.67	$347,340	1.20%	to	1.70%	1.53%	-28.04%	to	-27.68%
	2021	25,361	27.18	to	28.58	717,630	1.20%	to	1.50%	1.18%	39.86%	to	40.28%
	2020	27,261	19.43	to	20.37	549,697	1.20%	to	1.50%	2.02%	-9.46%	to	-9.19%
	2019	25,210	21.46	to	22.43	559,494	1.20%	to	1.50%	0.96%	23.87%	to	24.24%
	2018	28,907	17.33	to	18.06	517,236	1.20%	to	1.50%	2.70%	-6.24%	to	-5.96%
Davis Value Portfolio(11)	2022	—	$—		$—	$—	N/A		N/A	N/A	N/A		N/A
	2021	1,605,326	27.58	to	30.27	48,502,246	1.20%	to	1.75%	0.58%	15.79%	to	16.44%
	2020	1,881,752	23.82	to	26.00	48,848,575	1.20%	to	1.75%	0.69%	9.76%	to	10.38%
	2019	2,083,369	21.70	to	23.55	49,003,174	1.20%	to	1.75%	1.50%	28.88%	to	29.60%
	2018	2,514,502	16.84	to	18.18	45,637,461	1.20%	to	1.75%	0.85%	-15.11%	to	-14.64%
Fidelity VIP Balanced Portfolio Service Class 2	2022	67,207	$30.81	to	$34.14	$2,268,703	1.20%	to	1.70%	0.99%	-19.57%	to	-19.17%
	2021	86,442	38.31	to	42.24	3,620,080	1.20%	to	1.70%	0.74%	16.00%	to	16.58%
	2020	98,356	33.03	to	36.23	3,524,015	1.20%	to	1.70%	1.28%	20.06%	to	20.66%
	2019	78,347	27.51	to	30.03	2,322,171	1.20%	to	1.70%	1.50%	22.02%	to	22.63%
	2018	89,570	22.55	to	24.49	2,168,844	1.20%	to	1.70%	1.20%	-6.06%	to	-5.59%
Fidelity VIP Equity-Income Portfolio Service Class 2(9)	2022	—	$—		$—	$—	—		—	—	—		—
	2021	—	—		—	—	—		—	—	—		—
	2020	543,443	28.13	to	31.17	16,822,909	1.20%	to	1.75%	1.67%	4.58%	to	5.16%
	2019	561,548	26.89	to	29.64	16,520,265	1.20%	to	1.75%	1.75%	24.89%	to	25.58%
	2018	662,594	21.54	to	23.61	15,495,903	1.20%	to	1.75%	1.97%	-10.14%	to	-9.63%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2022	3,423,050	$13.73	to	$15.39	$52,495,909	1.20%	to	1.75%	2.04%	-14.73%	to	-14.25%
	2021	3,845,677	16.10	to	17.95	68,792,665	1.20%	to	1.75%	1.79%	-2.63%	to	-2.08%
	2020	3,778,582	16.54	to	18.33	69,044,117	1.20%	to	1.75%	2.04%	7.25%	to	7.85%
	2019	4,049,126	15.42	to	17.00	68,613,937	1.20%	to	1.75%	2.43%	7.49%	to	8.09%
	2018	4,637,049	14.35	to	15.72	72,695,057	1.20%	to	1.75%	2.16%	-2.52%	to	-1.98%
Fidelity VIP Mid Cap Portfolio Service Class 2(9)	2022	—	$—		$—	$—	—		—	—	—		—
	2021	—	—		—	—	—		—	—	—		—
	2020	1,125,729	49.52	to	54.89	61,013,527	1.20%	to	1.75%	0.39%	15.80%	to	16.45%
	2019	1,260,203	42.76	to	47.14	58,466,865	1.20%	to	1.75%	0.66%	21.02%	to	21.70%
	2018	1,398,676	35.34	to	38.73	53,304,839	1.20%	to	1.75%	0.40%	-16.26%	to	-15.79%
Fidelity VIP Government Money Market Portfolio Service Class 2(4)	2022	193,773	$9.22	to	$9.58	$1,845,958	1.20%	to	1.70%	1.06%	-0.46%	to	0.04%
	2021	202,884	9.26	to	9.58	1,933,951	1.20%	to	1.70%	0.01%	-1.69%	to	-1.20%
	2020	232,016	9.39	to	9.69	2,238,945	1.20%	to	1.75%	0.24%	-1.53%	to	-0.98%
	2019	245,576	9.54	to	9.79	2,396,990	1.20%	to	1.75%	1.74%	-0.03%	to	0.53%
	2018	188,554	9.54	to	9.74	1,831,770	1.20%	to	1.75%	1.37%	-0.39%	to	0.17%
Templeton Growth VIP Fund Class 2	2022	93,619	$17.69	to	$19.60	$1,698,806	1.20%	to	1.70%	0.16%	-13.00%	to	-12.56%
	2021	92,022	20.33	to	22.42	1,909,476	1.20%	to	1.70%	1.11%	3.10%	to	3.62%
	2020	100,545	19.72	to	21.64	2,021,566	1.20%	to	1.70%	2.99%	4.00%	to	4.53%
	2019	100,877	18.15	to	20.70	1,934,990	1.20%	to	1.95%	2.64%	12.92%	to	13.78%
	2018	100,397	16.08	to	18.19	1,691,952	1.20%	to	1.95%	1.94%	-16.50%	to	-15.87%
Franklin Rising Dividends VIP Fund Class 2(8)	2022	—	$—		$—	$—	—		—	—	—		—
	2021	—	—		—	—	—		—	—	—		—
	2020	—	—		—	—	—		—	—	—		—
	2019	—	—		—	—	—		—	—	—		—
	2018	435,839	25.85	to	29.25	12,526,254	1.20%	to	1.95%	1.26%	-6.91%	to	-6.21%
Franklin Small Cap Value VIP Fund Class 2(9)	2022	—	$—		$—	$—	—		—	—	—		—
	2021	—	—		—	—	—		—	—	—		—
	2020	845,555	37.22	to	41.25	34,547,531	1.20%	to	1.75%	1.55%	3.35%	to	3.93%
	2019	832,078	36.01	to	39.69	32,710,869	1.20%	to	1.75%	1.07%	24.14%	to	24.83%
	2018	972,892	29.01	to	31.80	30,669,638	1.20%	to	1.75%	0.88%	-14.40%	to	-13.92%
MFS New Discovery Series Service Class(11)	2022	—	$—		$—	$—	N/A		N/A	N/A	N/A		N/A
	2021	6,858	54.24	to	68.06	458,419	1.20%	to	1.50%	0.00%	0.06%	to	0.36%
	2020	7,107	61.19	to	67.82	472,918	1.20%	to	1.75%	0.00%	43.04%	to	43.84%
	2019	7,639	42.78	to	47.15	353,259	1.20%	to	1.75%	0.00%	38.81%	to	39.58%
	2018	9,836	30.82	to	33.78	326,887	1.20%	to	1.75%	0.00%	-3.43%	to	-2.89%

B-31

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
MFS VIT II Income Portfolio Series Service Class(11)	2022	—	$—		$—	$—	N/A		N/A	N/A	N/A		N/A
	2021	23,869	19.18	to	21.15	497,741	1.20%	to	1.70%	2.97%	-1.59%	to	-1.10%
	2020	18,202	19.49	to	21.38	382,286	1.20%	to	1.70%	2.45%	7.26%	to	7.80%
	2019	36,310	18.17	to	19.83	715,995	1.20%	to	1.70%	3.14%	9.41%	to	9.96%
	2018	45,469	16.61	to	18.04	816,237	1.20%	to	1.70%	3.60%	-3.76%	to	-3.28%
MFS Total Return Series Service Class(11)	2022	—	$—		$—	$—	N/A		N/A	N/A	N/A		N/A
	2021	88,485	25.81	to	29.70	2,529,506	1.20%	to	1.95%	1.60%	11.63%	to	12.47%
	2020	104,126	23.12	to	26.41	2,645,166	1.20%	to	1.95%	2.11%	7.39%	to	8.20%
	2019	107,491	21.53	to	24.41	2,524,264	1.20%	to	1.95%	2.12%	17.79%	to	18.68%
	2018	130,065	18.28	to	20.56	2,591,702	1.20%	to	1.95%	1.98%	-7.69%	to	-7.00%
Guardian Core Plus Fixed Income VIP Fund(6)	2022	50,710	$9.25	to	$9.48	$479,351	1.20%	to	1.70%	0.00%	-15.70%	to	-15.28%
	2021	54,456	10.98	to	11.19	608,511	1.20%	to	1.70%	0.00%	-1.69%	to	-1.20%
	2020	61,163	11.17	to	11.32	692,012	1.20%	to	1.70%	0.00%	5.60%	to	6.13%
	2019	65,860	10.57	to	10.67	702,253	1.20%	to	1.70%	0.00%	6.51%	to	7.04%
	2018	73,202	9.93	to	9.97	729,411	1.20%	to	1.70%	0.00%	-0.72%	to	-0.33%
Guardian Diversified Research VIP Fund(6)(8)	2022	731,453	$13.97	to	$14.48	$10,557,896	1.20%	to	1.95%	0.00%	-19.33%	to	-18.72%
	2021	853,017	17.32	to	17.82	15,163,897	1.20%	to	1.95%	0.00%	21.64%	to	22.56%
	2020	1,048,420	14.24	to	14.54	15,215,815	1.20%	to	1.95%	0.00%	17.86%	to	18.75%
	2019	1,190,776	12.08	to	12.24	14,563,728	1.20%	to	1.95%	0.00%	31.28%	to	32.27%
	2018	56,258	9.22	to	9.26	520,452	1.20%	to	1.75%	0.00%	-7.82%	to	-7.42%
Guardian Growth & Income VIP Fund(6)	2022	172,137	$13.31	to	$13.67	$2,349,596	1.20%	to	1.75%	0.00%	-6.87%	to	-6.35%
	2021	198,512	14.29	to	14.59	2,894,761	1.20%	to	1.75%	0.00%	25.99%	to	26.69%
	2020	223,348	11.36	to	11.52	2,571,443	1.20%	to	1.70%	0.00%	0.39%	to	0.89%
	2019	243,963	11.32	to	11.42	2,784,514	1.20%	to	1.70%	0.00%	21.87%	to	22.48%
	2018	301,540	9.29	to	9.32	2,810,373	1.20%	to	1.70%	0.00%	-7.14%	to	-6.77%
Guardian Large Cap Disciplined Growth VIP Fund(6)(8)	2022	5,491,816	$13.77	to	$14.14	$77,576,034	1.20%	to	1.75%	0.00%	-32.71%	to	-32.33%
	2021	5,381,158	20.46	to	20.89	112,340,827	1.20%	to	1.75%	0.00%	18.29%	to	18.95%
	2020	6,357,375	17.29	to	17.56	111,603,267	1.20%	to	1.75%	0.00%	34.02%	to	34.77%
	2019	8,292,928	12.90	to	13.03	108,049,155	1.20%	to	1.75%	0.00%	37.10%	to	37.87%
	2018	10,571,446	9.41	to	9.45	99,924,691	1.20%	to	1.75%	0.00%	-5.87%	to	-5.46%
Guardian Large Cap Fundamental Growth VIP Fund(6)	2022	390,279	$12.47	to	$12.81	$4,992,232	1.20%	to	1.75%	0.00%	-33.92%	to	-33.56%
	2021	395,091	18.88	to	19.28	7,607,261	1.20%	to	1.75%	0.00%	19.48%	to	20.15%
	2020	434,820	15.82	to	16.05	6,971,415	1.20%	to	1.70%	0.00%	28.51%	to	29.16%
	2019	506,473	12.30	to	12.42	6,288,412	1.20%	to	1.75%	0.00%	29.59%	to	30.32%
	2018	601,044	9.49	to	9.53	5,728,390	1.20%	to	1.75%	0.00%	-5.08%	to	-4.67%
Guardian Mid Cap Relative Value VIP Fund(6)	2022	115,999	$13.98	to	$14.32	$1,648,959	1.20%	to	1.70%	0.00%	-6.43%	to	-5.96%
	2021	93,702	14.94	to	15.22	1,415,662	1.20%	to	1.70%	0.00%	26.66%	to	27.30%
	2020	94,436	11.79	to	11.96	1,123,016	1.20%	to	1.70%	0.00%	1.06%	to	1.56%
	2019	90,710	11.67	to	11.77	1,064,354	1.20%	to	1.70%	0.00%	33.22%	to	33.88%
	2018	89,434	8.76	to	8.79	785,422	1.20%	to	1.70%	0.00%	-12.40%	to	-12.06%
Guardian U.S. Government Securities VIP Fund(5)(8)	2022	80,354	$8.92	to	$9.06	$727,247	1.20%	to	1.70%	0.00%	-9.83%	to	-9.38%
	2021	92,754	9.89	to	10.00	926,322	1.20%	to	1.70%	0.00%	-4.12%	to	-3.64%
	2020	118,489	10.31	to	10.38	1,228,853	1.20%	to	1.70%	0.00%	3.51%	to	4.04%
	2019	149,554	9.96	to	9.97	1,491,561	1.20%	to	1.70%	0.00%	-0.36%	to	-0.26%
Guardian All Cap Core VIP Fund (10)	2022	1,531,236	$8.28	to	$8.34	$12,765,765	1.20%	to	1.75%	0.00%	-18.99%	to	-18.53%
	2021	1,676,217	10.22	to	10.23	17,155,563	1.20%	to	1.75%	0.00%	2.23%	to	2.35%
Guardian Select Mid Cap Core VIP Fund(10)	2022	5,227,869	$8.47	to	$8.53	$44,565,518	1.20%	to	1.75%	0.00%	-15.69%	to	-15.22%
	2021	6,092,182	10.04	to	10.06	61,258,086	1.20%	to	1.75%	0.00%	0.44%	to	0.55%
Guardian Small Mid Cap Core VIP Fund(10)	2022	3,075,642	$8.16	to	$8.21	$25,247,177	1.20%	to	1.75%	0.00%	-18.89%	to	-18.43%
	2021	3,400,631	10.05	to	10.07	34,227,546	1.20%	to	1.75%	0.00%	0.54%	to	0.65%
Guardian Strategic Large Cap Core VIP Fund(10)	2022	102,105	$9.09	to	$9.15	$932,839	1.20%	to	1.70%	0.00%	-11.60%	to	-11.16%
	2021	117,352	10.28	to	10.29	1,207,899	1.20%	to	1.70%	0.00%	2.84%	to	2.95%

B-32

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Guardian Total Return Bond VIP Fund(7)	2022	32,685	$9.20	to	$9.23	$301,514	1.20%	to	1.70%	0.00%	-8.02%	to	-7.71%
Guardian Small Cap Core VIP Fund(7)	2022	27,138	$8.53	to	$8.55	$231,962	1.20%	to	1.50%	0.00%	-14.68%	to	-14.51%
Guardian Core Fixed Income VIP Fund(7)	2022	8,485,597	$9.49	to	$9.53	$80,869,081	1.20%	to	1.75%	0.00%	-5.05%	to	-4.69%
Guardian Short Duration Bond VIP Fund(7)	2022	73,617	$9.66	to	$9.69	$712,932	1.20%	to	1.70%	0.00%	-3.43%	to	-3.10%
Guardian Balanced Allocation VIP Fund(7)	2022	321,785	$9.33	to	$9.38	$3,016,090	1.20%	to	1.95%	0.00%	-6.66%	to	-6.18%
Guardian Equity Income VIP Fund(7)	2022	3,665,377	$10.14	to	$10.18	$37,294,787	1.20%	to	1.75%	0.00%	1.37%	to	1.76%

(1)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(2)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the year to date daily average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased.
(3)	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.
(4)	As of April 24, 2019, the AB VPS Real Estate Investment Portfolio Class B was liquidated and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the AB VPS Real Estate Investment Portfolio Class B was transferred to the Fidelity VIP Government Money Market Portfolio.
(5)	Portfolio commenced operations October 18, 2019.
(6)	As of April 6, 2018, certain funds were liquidated as a result of fund substitution and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the liquated funds were transferred to each respective Guardian VIP Fund.
(7)	Portfolio commenced operations April 29, 2022.
(8)	As of October 18, 2019, certain funds were liquidated as a result of fund substitution and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the liquated funds were transferred to each respective Guardian VIP Fund.
(9)	As of October 22, 2021, certain funds were liquidated as a result of fund substitution and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the liquidated funds were transferred to each respective Guardian Fund.
(10)	Portfolio commenced operations October 22, 2021.
(11)	As of April 29, 2022, certain funds were liquidated as a result of fund substitution and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the liquidated funds were transferred to each respective Guardian Fund. The expense ratio, investment income ratio and total returns were not applicable as of December 31, 2022 as a result of liquidation.

B-33

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account Q

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment options of The Guardian Separate Account Q indicated in the table below as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account Q as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Victory RS Large Cap Alpha VIP Series(1)

Victory 500 Index VIP Series(1)

Victory High Yield VIP Series(1)

Victory INCORE Low Duration Bond VIP Series(3)

Victory RS Small Cap Growth Equity VIP Series(1)

Victory RS International VIP Series(1)

Victory Sophus Emerging Markets VIP Series(1)

Victory INCORE Investment Quality Bond

VIP Series (3) Gabelli Capital Asset Fund(1)

Value Line Centurion Fund(3)

Value Line Strategic Asset Management Trust(3)

Invesco V.I. American Value Fund Series II(3)

AB VPS Growth and Income Portfolio Class B(4)

AB Sustainable Global Thematic Portfolio (formerly AB VPS Global Thematic Growth Portfolio Class B)(1)

Davis Financial Portfolio(1)

Davis Real Estate Portfolio(1)

Davis Value Portfolio(3)

Fidelity VIP Balanced Portfolio Service Class 2(1)

Fidelity VIP Equity-Income Portfolio Service Class 2(4)

Fidelity VIP Investment Grade Bond Portfolio Service Class 2(1)

Fidelity VIP Mid Cap Portfolio Service Class 2(4)

Fidelity VIP Government Money Market Portfolio Service Class 2(1)

Templeton Growth VIP Fund Class 2(1)

Franklin Small Cap Value VIP Fund Class 2(4)

MFS® New Discovery Series Service Class(3)

MFS® VIT II Income Portfolio Series Service Class(3)

MFS® Total Return Series Service Class(3)

Guardian Core Plus Fixed Income VIP Fund(1)

Guardian Diversified Research VIP Fund(1)

Guardian Growth & Income VIP Fund(1)

Guardian Large Cap Disciplined Growth VIP Fund(1)

Guardian Large Cap Fundamental Growth VIP Fund(1)

Guardian Mid Cap Relative Value VIP Fund(1)

Guardian U.S. Government Securities VIP Fund(1)

Guardian All Cap Core VIP Fund(5)

Guardian Select Mid Cap Core VIP Fund(5)

Guardian Small Mid Cap Core VIP Fund(5)

Guardian Strategic Large Cap Core VIP Fund(5)

Guardian Total Return Bond VIP Fund(2)

Guardian Small Cap Core VIP Fund(2)

Guardian Core Fixed Income VIP Fund(2)

Guardian Short Duration Bond VIP Fund(2)

Guardian Balanced Allocation VIP Fund(2)

Guardian Equity Income VIP Fund(2)

1.	Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the years ended December 31, 2022 and 2021.
2.	Statement of operations and statement of changes in net assets for the period April 29, 2022 (commencement of operations) through December 31, 2022.
3.	Statement of operations for the period January 1, 2022 through April 29, 2022 (date of liquidation) and statement of changes in net assets for the period January 1, 2022 through April 29, 2022 (date of liquidation) and the year ended December 31, 2021.
4.	Statement of changes in net assets for the period January 1, 2021 to October 22, 2021 (date of liquidation)
5.	Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the period October 22, 2021 (commencement of operations) through December 31, 2021 and the year ended December 31, 2022.

B-34

Basis for Opinions

These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc.’s management. Our responsibility is to express an opinion on the financial statements of each of the investment options of The Guardian Separate Account Q based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment options of The Guardian Separate Account Q in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 17, 2023

We have served as the auditor of one or more of the investment options of The Guardian Separate Account Q since 2002.

B-35

The Guardian Insurance &

Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Financial Statements, Supplemental

Schedules and Report of Independent Auditors

December 31, 2022 and 2021

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Balance Sheets

(In Millions)

	As of December 31,
	2022	2021
Admitted assets
Bonds	$2,951	$3,299
Mortgage loans	590	595
Policy loans	76	79
Other invested assets	269	244
Cash, cash equivalents and short—term investments	84	139
Receivable for securities	1	7

Total invested assets	3,971	4,363

Due and accrued investment income	33	35
Net deferred tax asset	64	72
Income tax receivable	58	18
Other assets	12	17
Due from parent and affiliates	—	7
Separate accounts assets	7,215	9,696

Total admitted assets	$11,353	$14,208

Liabilities
Reserves for policy benefits, deposit—type contracts and other contract liabilities	$3,383	$3,961
Intercompany borrowed funds	74	—
Asset valuation reserve	74	71
Due to parent and affiliates	7	—
Payable for securities	—	1
Other liabilities	60	31
Transfers from separate account due or accrued	(11)	(98)
Separate accounts liabilities	7,212	9,693

Total liabilities	10,799	13,659
Capital and surplus
Common stock	2	2
Additional paid—in capital and contributed surplus	862	802
Unassigned deficit	(310)	(255)

Total capital and surplus	554	549
Total liabilities, capital and surplus	$11,353	$14,208

See notes to statutory basis financial statements.

B-2

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Operations

(In Millions)

	For the Years Ended December 31,
	2022	2021
Revenues
Premiums and annuity considerations	$(6,984)	$152
Net investment income	162	174
Service fees	231	277
Reserve adjustments on reinsurance ceded	6,479	(21)
Commissions and expense allowances on reinsurance ceded and other income	50	30

Total revenues	(62)	612

Benefits and expenses
Policyholder benefits	420	1,393
Net transfers from separate accounts	(775)	(1,148)
General insurance expenses	72	31
Commissions and other expenses	143	96

Total benefits and expenses	(140)	372

Income from operations before federal income taxes and realized capital losses from investments	78	240
Federal income tax benefit	65	2

Income from operations, net of federal income taxes and before net realized capital losses	143	242
Net realized capital losses, net of tax and transfers to IMR	(218)	(325)

Net loss	$(75)	$(83)

See notes to statutory basis financial statements.

B-3

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Changes in Capital and Surplus

(In Millions)

	For the Years Ended December 31,
	2022	2021
Beginning of year balance	$549	$527
Adjustments to surplus
Net loss	(75)	(83)
Change in net unrealized capital gains, net of tax	10	66
Change in non-admitted assets	21	(1)
Change in net deferred taxes	(28)	22
Change in asset valuation reserve	(3)	(16)
Additional paid-in capital and contributed surplus from parent	60	20
Change in reserve valuation basis	14	14
Prior year adjustment	6	—

Net adjustments to surplus	5	22

End of year balance	$554	$549

See notes to statutory basis financial statements.

B-4

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Cash Flows

(In Millions)

	For the Years Ended December 31,
	2022	2021
Cash flows from operating activities
Net premiums and annuity considerations	$(256)	$156
Investment income received	167	178
Service fees and other income received	170	235
Benefits and loss related payments	(1,130)	(1,431)
Net transfers from separate accounts	862	1,176
Commissions, expenses and taxes paid	(201)	(114)
Federal income taxes paid	28	(12)
Other	84	—

Net cash (used) provided by operating activities	(276)	188

Cash flows from investing activities
Proceeds from investments sold or matured:
Bonds	649	505
Stocks	—	5
Derivatives, brokers and miscellaneous applications	—	10
Mortgage loans	77	40
Other invested assets	11	10

Proceeds from investments sold or matured	737	570

Cost of investments acquired:
Bonds	337	255
Stocks	—	5
Mortgage loans	72	45
Other invested assets	38	45
Derivatives, brokers and miscellaneous applications	194	305

Cost of investments acquired	641	655

Net (decrease)/increase in policy loans, net of repayments	(3)	2

Net cash provided (used) by investing activities	99	(87)

Cash flows from financing and miscellaneous activities
Capital and paid in surplus	60	20
Intercompany borrowed funds	74	—
Net deposits on deposit-type contracts and other insurance liabilities	(12)	(7)

Net cash provided by financing and miscellaneous activities	122	13

Net (decrease)/increase in cash, cash equivalents and short-term investments	(55)	114
Cash, cash equivalents and short-term investments, beginning of year	139	25

Cash, cash equivalents and short-term investments, end of year	$84	$139

Non-cash Transactions
MODCO Reinsurance - operating activities	$6,736	$(14)
Exchange or Conversion of bonds	19	27

Total Non-cash Transactions	6,755	13

See notes to statutory basis financial statements.

B-5

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 1—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred and immediate annuity contracts, variable life and term life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian, or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other Guardian products.

The Guardian ultimately controls the following insurance entities:

•	Berkshire Life Insurance Company

•	Park Avenue Life Insurance Company

•	Family Service Life Insurance Company

•	Sentinel American Life Insurance Company

•	First Commonwealth Ltd. Health Services Corp.

•	First Commonwealth of Missouri

•	First Commonwealth Insurance Company

•	First Commonwealth Limited Health Services Corp. of Michigan

•	Avesis Insurance Incorporated

•	Access Dental Plan of Nevada, Inc

•	Access Dental Plan of Utah, Inc

•	Premier Access Insurance Company

•	Managed DentalGuard, Inc, NJ

•	Managed DentalGuard, Inc, TX

On November 1, 2022, GIAC closed on a variable annuity block reinsurance transaction with Talcott Resolution Life Insurance Company (“Talcott”). Under the terms of the indemnity reinsurance transaction, GIAC ceded a 100% quota share of virtually all liabilities related to its variable annuity contracts, including fixed payout options elected by this block after the transaction closing date. The general account liabilities were reinsured on a Coinsurance basis and the separate account liabilities are reinsured on a modified coinsurance basis.

Insurance Separate Accounts:

The Company has fourteen insurance separate accounts to support certain variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note 9).

B-6

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Delaware Department of Insurance (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2022 and 2021. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) annuity and certain insurance premiums are recognized as premium income; 9) if in the aggregate, the Company has a net negative cash balance, it is reported as a negative asset for statutory purposes and recorded as a liability under GAAP and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between Delaware SAP and GAAP, while not determined are presumed to be material.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

B-7

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $16 million and $37 million at December 31, 2022 and 2021, respectively), consisting principally of deferred tax assets, disallowed interest maintenance reserve asset, uncollected premiums and advances to agents are charged directly to unassigned surplus.

Investments:

See Note 3 and Note 4 regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, mortgage loans and derivatives.

Policy Loans:

Policy loans are stated at unpaid principal balance, have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Other Invested Assets

Other invested assets consist primarily of joint ventures, limited liability companies (LLCs) and other forms of partnerships. These investments are valued at the Company’s share of equity in the partnerships’ LLC or joint ventures’ net assets. All distributions are recorded as income or return of capital based on information received from the partnerships. The change in equity is recorded as unrealized gains (losses) on the Company’s books and is recorded directly to surplus. Other invested assets also include investments in surplus notes which are carried at amortized cost.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments are stated at amortized cost and consist primarily of investments having maturities greater than three months from date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value because of the relatively short period of time between their origination and expected maturity and collectability.

The Company had no restricted cash and no restricted cash equivalents as of December 31, 2022 and 2021.

Other Assets:

Other assets consist primarily of receivables for service fees, mutual fund receivable and receivables related to reinsurance ceded.

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2022 and 2021, respectively, the Company had no liability for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. There were no related premium tax offsets as of December 31, 2022 and 2021, respectively.

B-8

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract and Policy Reserves:

The estimated fair value of contract holder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.35% to 3.30%
Dollar Cost Averaging	1.00% to 3.00%
Variable Life	1.50% to 4.10%
Group Universal Life	4.00% to 4.60%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 5.00%
Fixed Indexed Annuity	2.45% to 4.60%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	1.00% to 6.00%
Deferred Income Annuity, Fixed	1.50% to 4.50%

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed minimum death benefits (GMDB) that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3.00% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

In November 2022, all except $8.5 million in account value of the Company’s in force individual variable annuity block, with $3.5 million of associated GMDB benefits, were reinsured with Talcott as part of a coinsurance/modified coinsurance agreement.

The Company issued the following guaranteed living benefits until February 2017. As part of the same coinsurance/modified coinsurance agreement with Talcott, all guaranteed living benefits in force were 100% reinsured.

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate.

Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted.

B-9

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guaranteed base that increases by the greater of an annual effective growth rate of 5.00% or the contract anniversary account value. The 5.00% growth rate has a cap of 2.5 times the net premium payments received less adjusted partial withdrawals. This base can only be accessed in duration ten or later in the form of a payout annuity.

Valuation Manual, Section 21 (VM-21) of the NAIC Valuation Manual specifies the requirements for principle-based reserves (PBR) for variable annuity contracts. Effective January 1, 2020, VM-21 contains revisions to the previous framework, Actuarial Guideline XLIII. VM-21 provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The minimum reserves for all contracts is equal to the Stochastic Reserve plus an Additional Standard Projection Amount. The Stochastic Reserve is calculated using a principle based approach and company prudent estimate assumptions (except for prescribed asset defaults and spreads). It is calculated as the average of the greatest present value of accumulated deficiencies in the worst 30% of scenarios. The interest and equity scenarios are based on an NAIC prescribed scenario generator. The Stochastic Reserve is determined in aggregate for all contracts. The Additional Standard Projection Amount is meant as a guardrail to capture outliers via prescribed assumptions. This method re-estimates reserves in the stochastic framework using prescribed assumptions.

Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations, and other policyholder behavior. Key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, interest rates. At December 31, 2022, the Stochastic Reserve of $64 million was the final reserve and there was no Additional Standard Projection Amount required. Of this amount, $61 million was ceded to Talcott as part of the coinsurance agreement entered into in November 2022, the remaining balance is ceded to other third party reinsurers.

The Company elected the 36-month phase in period for the change in reserves that occurred on January 1, 2020, from adoption of VM-21. In 2022 and 2021, the Company recognized a decrease in reserve of $14 million which was included in “Change in reserve valuation basis” in the Statutory Basis Statements of Changes in Capital and Surplus.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As of December 31, 2022 and 2021, the Company had $362 million and $418 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of Delaware. The reserves to cover the above insurance equal $22 million and $25 million as of December 31, 2022 and 2021, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

B-10

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available for sale.

For both products, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These additional premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the additional premium.

2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches - a One-Year Term reserve recognizing a one third drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the Company experience as allowed in the Model and the interest is the maximum valuation interest rate.

For the term life and Variable Universal Life (“VUL”) with secondary guarantees policies issued from January 1, 2020, the Company holds a reserve for the basic coverage in accordance with VM-20 of the NAIC valuation manual. VM-20 requires the reserve to be the greater of Net Premium Reserve (NPR), Deterministic Reserve (DR) and the Stochastic Reserve (SR). NPR is a formulaic reserve based on assumptions set by NAIC. The DR is calculated using a principle based approach and company prudent estimate assumptions. Since the Company passes the Stochastic Exclusion Test (SET), the SR is not computed. As of December 31,2022 and 2021, the VM-20 reserves are $15 million and $32 million respectively.

Deposit-type contracts also include payout annuity without life contingencies with reserves gross of reinsurance of $159 million and $160 million as of December 31, 2022 and 2021, respectively. These payout annuities include term certain annuitizations of deferred annuities, stand-alone single premium immediate and deferred income annuities with no life contingent payments.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit- related declines in the value of bonds and mortgage loans. Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital gains (losses) which result from changes in the overall level of interest rates for fixed income investments and amortizes these net capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non- admitted asset.

B-11

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Other Liabilities:

Other liabilities consist primarily of remittances, contingent tax liabilities, reinsurance payables, commissions payable, deferred and uncollected premiums ceded and accrued expenses.

Transfers from separate account due or accrued:

Transfers from separate account due or accrued are primarily separate account expense allowances (“VACARVM”- Variable Annuity Commissioners’ Annuity Reserve Method) of $22 million ($2 million net after reinsurance) and $43 million and fees receivables of $53 million ($9 million net after reinsurance) and $55 million as of December 31, 2022 and 2021, respectively.

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received primarily on variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance products. Corresponding transfers to or from separate accounts are a component of “Net transfers from separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Deferred federal income tax assets are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with increases or decreases reflected as adjustments to surplus (See Note 6).

The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note 7).

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or accretion of any discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

B-12

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Out of period adjustment:

During 2022, the Company identified a waiver of premium overstatement relating to prior years.    A correction was recorded to decrease “Reserves for policy benefits, deposit-type contracts and other contract liabilities” and increase “Other liabilities” by $8 million and $2 million, respectively, and increase “Prior year adjustment” in Surplus by $6 million.

Reclassification:

Certain prior year amounts have been revised to correct a misclassification in revenue adjustments to conform to the current year presentation. The 2021 change in modified coinsurance reserves on Separate Accounts of $68 million (negative revenue) is included in “Reserve adjustment on reinsurance ceded” in the current year presentation in the Statutory Basis Statements of Operations and in Note 7 – Reinsurance Ceded. In the prior year financial statements, this balance was included in “Commissions and expense allowances on reinsurance ceded and other income” in the Statutory Basis Statements of Operations and in Note 7 – Reinsurance Ceded.

NOTE 3—INVESTMENTS

Bonds:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company- derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital gains (losses).

There were no securities with a 5GI NAIC designation as of December 31, 2022 and 2021.

Valuation methods for the various types of investments held are as follows:

Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the scientific interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates. There were ten securities that were sold, redeemed or disposed as a result of a call or tender offer with an aggregate amount of $1 million in investment income from prepayment penalties and acceleration fees as of December 31, 2022. There were twenty-three securities that were sold, redeemed or disposed as a result of a call or tender offer with an aggregate amount of $4 million in investment income from prepayment penalties and acceleration fees as of December 31, 2021.

Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker- dealers through information services or internal estimates and are consistent with current interest rates and the economic environment. There were eighteen securities that were sold, redeemed or disposed as a result of a call or tender offer with investment income of $2 million from prepayment penalties and acceleration fees as of

B-13

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

December 31, 2022. There were nine securities that were sold, redeemed or disposed as a result of a call or tender offer with investment income of $4 million from prepayment penalties and acceleration fees as of December 31, 2021.

The Company changes from the retrospective method to the prospective method when an other than temporary impairment has been recorded on a structured loan-backed security.

The amortized cost basis and estimated fair value of bonds at December 31, 2022 and 2021 were as follows:

	Amortized Cost /Cost	Gross Unrealized		Estimated Fair Value
December 31, 2022		Gains	(Losses)
		(In millions)
U.S. Government	$131	$—	$(7)	$124
States, Territories and Possessions	1	—	—	1
U.S. Special Revenue	4	—	—	4
Industrial and Miscellaneous	2,813	5	(366)	2,452
Hybrid	2	—	—	2

Total Bonds	$2,951	$5	$(373)	$2,583

	Amortized Cost /Cost	Gross Unrealized		Estimated Fair Value
December 31, 2021		Gains	(Losses)
		(In millions)
U.S. Government	$109	$—	$—	$109
States, Territories and Possessions	1	—	—	1
U.S. Special Revenue	4	1	—	5
Industrial and Miscellaneous	3,180	388	(7)	3,561
Hybrid	5	1	—	6

Total Bonds	$3,299	$390	$(7)	$3,682

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2022, approximately 4.45% of the portfolio was invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 1% of the portfolio at December 31, 2022.

The amortized cost and estimated fair value of bonds at December 31, by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2022
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$75	$75
Due after one year through five years	483	457
Due after five years through ten years	396	355
Due after ten years	1,801	1,522
Sinking fund bonds, mortgage-backed securities and asset-backed securities	196	174

Total	$2,951	$2,583

B-14

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

The net change in unrealized capital gains (losses) included in surplus for the years ended December 31, 2022 and 2021 are summarized as follows:

	2022	2021
	(In millions)
Changes in net unrealized capital gains attributable to:
Derivatives	$15	$30
Private equity	(2)	54
Tax effect on unrealized capital losses gains	(3)	(18)

Total change in net unrealized capital gains, net of tax	$10	$66

Proceeds from sales of bonds amounted to $428 million and $283 million for the years ended December 31, 2022 and 2021, respectively. Gross gains of $0 million and $6 million and gross losses of $30 million and $1 million were realized on sales of bonds for the years ended December 31, 2022 and 2021, respectively. These amounts are pre-tax and pre-IMR. Bond maturities and all other cash dispositions including sales amounted to $649 million and $505 million for the years ended December 31, 2022 and 2021, respectively.

There were no bond modifications treated as troubled debt restructuring during 2022 and 2021.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2022	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$28	$—	$96	$(7)	$124	$(7)
U.S. Special Revenue	3	—	—	—	3	—
Industrial and Miscellaneous	2,231	(338)	88	(28)	2,319	(366)
Hybrid	2	—	—	—	2	—

Total Bonds	2,264	(338)	184	(35)	2,448	(373)

Total Temporarily Impaired Securities	$2,264	$(338)	$184	$(35)	$2,448	$(373)

December 31, 2021	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$107	$—	$—	$—	$107	$—
Industrial and Miscellaneous	196	(4)	37	(3)	233	(7)

Total Bonds	303	(4)	37	(3)	340	(7)

Total Temporarily Impaired Securities	$303	$(4)	$37	$(3)	$340	$(7)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were eighty-two securities in an unrealized loss position for greater than 12 months with a book value of $219 million and a fair value of $184 million as of December 31, 2022.

B-15

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

There were thirty securities in an unrealized loss position for greater than 12 months with a book value of $40 million and a fair value of $37 million as of December 31, 2021.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

Mortgage Loans

Mortgage loans are valued at amortized cost. Valuation reserves are established for potential declines in the value of mortgage loans. As of December 31, 2022 and December 31, 2021, there were no valuation reserves established for any of the Company’s mortgage loans. There were no other-than-temporary impairments on mortgage loans at December 31, 2022 or 2021.

The Company’s $590 million and $595 million investments in mortgage loans on real estate on December 31, 2022 and December 31, 2021, respectively, consists of loans collateralized by commercial real estate properties. Of these amounts, $590 million and $593 million were mortgage loans in which the Company was a participant at December 31, 2022 and December 31, 2021, respectively. The Company was not a co-lender in any mortgage loans at December 31, 2022 or December 31, 2021.

The largest concentrations of commercial real estate mortgage loans were for properties located in California and Florida ($129 million or 21.9% and $91 million or 15.4%) at December 31, 2022. The largest concentrations of commercial real estate mortgage loans were for properties located in California and Texas ($141 million or 23.6% and $93 million or 15.7%) at December 31, 2021. The Company estimated the fair value of mortgage loans on real estate to be $543 million and $618 million at December 31, 2022 and December 31, 2021, respectively and are classified as Level 3 as discussed in Note 4. Fair value was determined based upon the present value of the scheduled future cash flows of each loan based on the average term to maturity discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. Mortgage quality is determined by the loan’s loan to value ratio, debt service coverage ratio, location and property type. The minimum and maximum ranges of lending rates on new mortgage loans were between 3.47% and 5.75% originated during 2022. The maximum percentage of any single mortgage loan to the value of the security originated in 2022 was 72.3%.

Management monitors its mortgage loan portfolio on an ongoing basis for events or circumstances that could indicate that it will not receive all of its contractually due principal and interest payments in accordance with the loan agreements. In May and November of each year, the entire portfolio is screened based on debt service coverage, loan to value ratio, delinquency over 90 days and if there are indications that balloon payments due at maturity will not be made to determine if any other than temporary impairments might need to be recorded.

Interest received on impaired loans that were previously modified in a troubled debt restructuring is either applied against the principal or reported as revenue according to management’s judgment as to the collectability of principal. There were no mortgage loans with principal or interest payments that were past due for more than 30 days past on December 31, 2022 and 2021, respectively.

There were no restructured mortgage loans as of December 31, 2022 or December 31, 2021.

There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2022 and 2021.

B-16

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

The following table set forth the credit quality indicators as of December 31, 2022 and December 31, 2021, based upon the recorded investment gross of allowance for credit losses.

Mortgag1e Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2022
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$130	$22	$10	$—	$3	$—	$165
50% - 59.99%	141	3	59	15	—	—	218
60% - 69.99%	88	25	18	56	10	—	197
70% - 79.99%	—	5	5	—	—	—	10
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$359	$55	$92	$71	$13	$—	$590

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2021
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X		Less than 1.0X		Grand Total
Loan-to-Value Ratio
0%-49.99%	$116	$15	$9	$7	$		$		$147
50%-59.99%	186	5	37	8		—		—	236
60%-69.99%	127	24	14	33		14		—	212
70%-79.99%	—	—	—	—		—		—	—
80%-89.99%	—	—	—	—		—		—	—
90%-100%	—	—	—	—		—		—	—
Greater than 100%	—	—	—	—		—		—	—

Total	$429	$44	$60	$48		$14		$—	$595

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2022	2021
	(In millions)
Bonds	$125	$129
Mortgage loans	24	26
Policy loans	5	5
Other (mainly private equities)	17	22

Total gross investment income	171	182
Less: investment expenses	(9)	(8)

Net investment income	$162	$174

B-17

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2022	2021
	(In millions)
Bonds	$(32)	$3
Derivatives and other	(214)	(322)

Total net realized capital losses	(246)	(319)
Transfer from (to) IMR	25	(4)
Capital gain federal income tax expense	3	(2)

Net realized capital losses, net of tax and transfers to IMR	$(218)	$(325)

The net realized capital loss amount above includes other-than-temporary impairment loss of $1 million and $2 million for the years ended December 31, 2022 and December 31, 2021, respectively. The impairment for 2022 and 2021 relates to one private placement security in the bond portfolio.

Derivative Financial Instruments:

The Company enters into derivative transactions in order to mitigate (“hedge”) certain risks pertaining to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and market volatility. Derivatives are either exchange traded or contracted over-the-counter. The majority of the Company’s over-the-counter derivatives are bilateral contracts between the Company and a single counterparty. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing counterparties.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e. at amortized cost). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or do not meet the qualifications for hedge accounting treatment are reported at fair value.

To qualify for hedge accounting the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge, the asset or liability being hedged, and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

Derivative transactions expose the Company to the risk that the counterparty may not be able to fulfill its obligations under the terms set forth in the contract. The Company manages this counterparty risk by entering into transactions with counterparties that maintain a minimum credit rating, by performing ongoing review of a counterparties’ credit standing, by adhering to established limits for credit exposure to any single counterparty and is requiring collateral posting subject to thresholds and minimum transfer amounts in accordance with counterparty agreements to support credit risk associated with counterparty exposures which further reduces the Company’s exposure to default by the counterparty. The Company’s off-balance sheet risk for the derivative instruments as of December 31, 2022 and 2021 were $0 million and $74 million, respectively. The Company is required to establish a margin account for all of its futures contracts. Any contract gains or losses due to the change in the value of futures are settled in cash on a daily basis. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments. The Company also does not have any derivatives contracts with financing premiums.

B-18

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

Hedging – Not Designated As Hedging Instruments:

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or do not qualify for hedge accounting treatment. These derivative instruments are reported at fair value in the balance sheet as either other invested assets or other liabilities. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recorded.

Treasury futures are used to mitigate interest rate risk pertaining to guaranteed minimum benefit liabilities. Treasury futures obligate the Company to take or receive delivery of certain Treasury Bonds at a specified price at a future date.

Equity index futures are used to minimize the volatility associated with guaranteed minimum benefit liabilities. Equity index futures obligate the Company to pay or receive from a counterparty a cash amount based on a specified equity market index at a predefined price as of a future date applied to the notional amount of the contracts.

All of the futures contracts that the Company has entered into are exchange traded. Margin payments are required for futures contract and contract gains or losses are settled daily in cash, therefore the futures contracts are carried at zero value on the Company’s balance sheets. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

Equity index options are used as a risk management strategy to minimize the volatility associated with the benefit liabilities of the Fixed Index Annuity (“FIA”) product. Equity index options give the Company the right but not the obligation to pay or receive from a counterparty a cash amount based on a specified equity market index at a predefined price as of a future date related to the notional amount of the contracts. Current indices include the S&P 500 and two volatility-controlled indices maintained by PIMCO and AB (Alliance Bernstein).

Interest rate swaptions are used to mitigate interest rate risk. Interest rate swaptions give the Company the right but not the obligation to enter into an interest rate swap on a specified date in the future with terms provided in the swaption agreement.

The effects of the Company’s use of derivative instruments on the Balance Sheets and Statements of Operations:

December 31, 2022
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
				(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	—	—	—	(11)	(263)	—
Equity index futures	—	—	—	26	74	—
Equity index options	6	—	—	—	—	—
Interest rate swaptions	—	—	—	—	(25)	—

Total Derivatives	$6	$—	$—	$15	$(214)	$—

B-19

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

December 31, 2021
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	588	—	—	23	(49)	—
Equity index futures	920	—	—	7	(273)	—

Total Derivatives	$1,508	$—	$—	$30	$(322)	$—

Restricted Assets and Special Deposits:

The Company had admitted restricted assets of $4 million and $107 million at December 31, 2022 and 2021, respectively. Of these amounts, there were deposits with states as required by certain insurance laws of $4 million in 2022 and 2021, and pledged as collateral for futures trading of $0 million and $103 million in 2022 and 2021, respectively. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets. Total admitted restricted assets were 0.04% and 0.75% of the Company’s total admitted assets at December 31, 2022 and 2021, respectively. There were no non-admitted restricted assets in 2022 and 2021.

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS

Repurchase Agreements:

The Company enters into repurchase agreements whereby securities will be resold at a specified date and price. There were no repurchase agreements outstanding as of December 31, 2022 and 2021.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: published market quotes for active exchange traded instruments, third party pricing vendors, quotes from investment banks that are lead market makers in certain markets, independent broker quotations, or the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Considerable

B-20

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

The following tables summarize the Company’s financial instruments carrying amount and estimated fair value/NAV hierarchy levels for the period ending December 31, 2022 and December 31, 2021:

	December 31, 2022
	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets
Bonds	$124	2,340	$119	$2,583	$—	$2,951
Mortgage Loans	—	—	543	543	—	590
Policy Loans	—	—	76	76	—	76
Surplus Notes investments	—	36	—	36	—	46
Cash, cash equivalents and short-term investments	(3)	87	—	84	—	84
Due and accrued investment income	—	33	—	33	—	33
Receivables for securities	—	1	—	1	—	1
Separate Account Assets	7,215		—	7,215	—	7,215

Total Assets	$7,336	$2,497	$738	$10,571	$—	$10,996

Liabilities
Deposit type contracts	$—	$—	$157	$157	$—	$115

Total Liabilities	$—	$—	$157	$157	$—	$115

B-21

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

	December 31, 2021
	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets
Bonds	$109	$3,444	$129	$3,682	$—	$3,299
Mortgage Loans	—	—	618	618	—	595
Policy Loans	—	—	79	79	—	79
Surplus Notes investments	—	43	—	43	—	49
Cash, cash equivalents and short-term investments	(20)	159	—	139	—	139
Due and accrued investment income	—	35	—	35	—	35
Receivables for securities	—	7	—	7	—	7
Separate Account Assets	9,696	—	—	9,696	—	9,696

Total Assets	$9,785	$3,688	$826	$14,299	$—	$13,899

Liabilities
Deposit type contracts	$—	$—	$170	$170	$—	$160

Total Liabilities	$—	$—	$170	$170	$—	$160

Bonds:

Estimated fair values for bonds, other than private placement securities are valued based on quoted prices from active markets when available (Level 1).

When the Company cannot obtain a quoted market price directly it relies on values provided by a third-party pricing vendor. This is the pricing source for the majority of the Company’s marketable securities. Prices received from a third-party vendor are generally considered to be Level 2.

Pricing vendors utilize pricing models developed for individual asset classes which incorporate available market data. These market inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data which include market research publications. The pricing vendor may obtain broker quotes for securities when sufficient information is not available to fully evaluate a security. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants.

Portfolio managers review the values assigned by the pricing vendor for reasonableness. In doing so, they compare the prices received from the pricing vendor to prices of similar securities, price ranges in that asset class or industry or prices from internally generated position reports. If there is a discrepancy with the price received from the vendor, the portfolio manager may communicate this difference to the pricing vendor and present the vendor with additional market data regarding that security in order to ensure the pricing vendor has sufficient information needed to accurately price the security. The pricing vendor will then independently validate and evaluate that data and determine if a price change is warranted.

B-22

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

In the rare instance when a portfolio manager finds a difference in his or her assessment of fair value and the vendor price, after performing the preceding procedures, the portfolio manager may request replacement of the vendor price by a supportable value that is believed to be more representative of the security price. Any replacement of the vendor price is subject to an internal approval process.

The fair values of private placement bonds are determined by using an internal pricing model or for a small amount of securities, assigned individual broker prices. There were five private placement bonds that were individually priced. These assigned individual prices are usually obtained from an external broker (“hand priced”) and are considered to be Level 3.

The significant inputs used for the internal pricing model consist of (i) a broker supplied price matrix, (ii) treasury rates and (iii) credit ratings from certain nationally recognized securities rating organizations (“NRSRO”) (“external ratings”) or a credit rating assigned internally by the Company’s Private Placement Investment Management Group (“internal ratings”).

Private placement bonds with an applicable external credit rating of BB or above, for which the corresponding matrix price is used, are classified as Level 2. A private placement bond with an applicable external credit rating of below BB is classified as Level 3 due to the limited amount of market data available for these securities.

Bonds are carried at amortized cost unless they are rated 6 by the NAIC SVO in which case they are reported at the lower of amortized cost or fair value. There were no bonds rated 6 by the NAIC SVO and carried at fair value for December 2022 and 2021.

Mortgage Loans:

The estimated fair value of the mortgage loan portfolio is derived primarily using a loan value matrix using significant unobservable inputs. The inputs used in the matrix include (1) the weighted average cash flow and average term to maturity for each individual loan; (2) a base spread over the U.S. Treasury rate and (3) an internally computed credit rating that is used to derive the appropriate credit spread. Mortgage loans were carried at amortized cost on December 31, 2022 and December 31, 2021 and are classified as Level 3.

Policy Loans:

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value and are classified as Level 3.

Surplus Note Investments:

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash, cash equivalents and short-term investments:

See Note 2 for information regarding cash, cash equivalents and short-term investments include cash deposit balances, short-term commercial paper, and other highly liquid debt instruments. Cash amounts are classified as Level 1. All remaining cash equivalents and short-term investments are classified as Level 2.

Due and accrued investment income:

Due and accrued investment income is either investment income earned and legally due to be paid to the Company as of the reporting date or investment income earned as of the reporting date but not legally due to be paid to the Company until after the reporting date. The Company expects to receive these amounts shortly after they become due

B-23

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

and is required to non-admit any balance that is over 90 days past due or charge it against income in the period that it is deemed uncollectible. Therefore, the Company considers these amounts short-term in nature and that the carrying value approximates fair value. This amount is classified as Level 2.

Receivables for securities

These receivables are amounts due from financial institutions for securities that were sold by the Company but the proceeds from the sale have not yet been received by the Company. Due to the short-term of the period in which the Company expects to receive these amounts it considers the carrying value of these balances to approximate fair value and are classified as Level 2.

Separate Accounts Assets:

The Company sponsors separate accounts that support certain products that it sells. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by Park Avenue Institutional Advisers LLC (“PAIA”), an affiliated company, as well as unaffiliated third parties. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

The Company’s management reviews each mutual fund’s liquidity in order to determine the level those investments should be reported. Generally, actively traded registered mutual fund investments are considered a Level 1. Non-registered collective fund investments that have no redemption restrictions or fees associated with it and are open to new investors are considered a Level 2, and all other fund investments that do not meet the criteria of Level 1 or 2 are reported as Level 3. As of December 31, 2022 and 2021, none of the Separate Account investments are considered to be Level 3.

The following tables summarize the Company’s assets carried at fair value by their fair value hierarchy levels at December 31, 2022 and 2021:

December 31, 2022	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets at Fair Value
Separate accounts assets	$7,215	$—	$—	$7,215	$—	$7,215

Total Assets at Fair Value	$7,215	$—	$—	$7,215	$—	$7,215

December 31, 2021	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets at Fair Value
Separate accounts assets	$9,696	$—	$—	$9,696	$—	$9,696

Total Assets at Fair Value	$9,696	$—	$—	$9,696	$—	$9,696

Deposit Type Contracts

For annuities certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued and are classified as Level 3.

B-24

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 5—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. These premiums and annuity considerations are reinsured to The Guardian and outside parties (See Note 7). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2022 and 2022 were as follows:

	2022
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$11	$10
Ordinary renewal	17	(17)
Group life renewal	—	—

	2021
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$10	$10
Ordinary renewal	8	(11)

NOTE 6—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Berkshire Life Insurance Company of America,

•	First Commonwealth, Inc., and its subsidiaries,

•	Reed Group Ltd,

•	GIS Canada Holdings Corp, and

•	Guardian Abbey LLC.

The Company files a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur, or to recoup its net operating or capital losses carried forward as an offset to future net income or capital gains subject to federal income taxes.

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax

B-25

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

The Inflation Reduction Act was enacted into law on August 16, 2022. This provision imposes a 15% Corporate

Alternative Minimum Tax (“CAMT”) on adjusted financial statement income (“AFSI”) for applicable corporation with average annual AFSI over a three-year period in excess of $1 billion effective for taxable years beginning after December 31, 2022. As of December 31, 2022, management has determined that Guardian Life Insurance Company and Subsidiaries does not expect to be subject to CAMT in 2023.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes.

The Components of the Net Deferred Tax Assets (DTAs) recognized in the Company’s Assets, Liabilities, Surplus and Other Funds are as follows:

Description	December 31, 2022
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$106	$2	$108
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	106	2	108
Deferred Tax Assets Nonadmitted	7	—	7

Subtotal Net Admitted Deferred Tax Asset	99	2	101
Deferred Tax Liabilities (DTLs)	18	19	37

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$81	$(17)	$64

Description		December 31, 2021
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$140	$2	$142
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	140	2	142
Deferred Tax Assets Nonadmitted	30	—	30

Subtotal Net Admitted Deferred Tax Asset	110	2	112
Deferred Tax Liabilities	23	17	40

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$87	$(15)	$72

		Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(34)	$—	$(34)
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	(34)	—	(34)
Deferred Tax Assets Nonadmitted	(23)	—	(23)

Subtotal Net Admitted Deferred Tax Asset	(11)	—	(11)
Deferred Tax Liabilities	(5)	2	(3)

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$(6)	$(2)	$(8)

B-26

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

A valuation allowance is recorded if it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

Admission calculation components SSAP No. 101 (Paragraph 11)

The Company follows the guidance in Statement of Statutory Accounting Principles No. 101 - Income Taxes, a replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 include a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level Risk-Based Capital “RBC” computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2022 and 2021.

Description	December 31, 2022
(In millions), except percentages	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below) The lesser of:	63	1	64
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	63	1	64
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	74
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	36	1	37

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$99	$2	$101

	December 31, 2021
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$1	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	71	—	71
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	78	—	78
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	71
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	39	1	40

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$110	$2	$112

B-27

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

Description		Change
(In millions), except percentages	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$(1)	$(1)
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	(8)	1	(7)
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	(15)	1	(14)
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	3
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	(3)	—	(3)

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$(11)	$—	$(11)

	2022	2021
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1017%	630%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$564	$547

Impact of Tax Planning Strategies

	December 31, 2022
	Ordinary	Capital
(a) Determination of adjusted gross deferred assets and net admitted deferred tax assets, by tax character as a percentage of total.
(1) Adjusted Gross DTAs	$106	$2
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	99	2
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	51%	0%

Description	December 31, 2021
(In millions), except percentages	Ordinary	Capital
(1) Adjusted Gross DTAs	$140	$2
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	110	2
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	1%	0%

B-28

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

Description	Change
(In millions), except percentages	Ordinary	Capital
(1) Adjusted Gross DTAs	$(34)	$—
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	(11)	—
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	50%	0%
Does the Company’s tax-planning strategies include the use of reinsurance?	Yes	No X
All DTL were recognized as of December 31, 2022 and 2021.

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components:

Description	2022	2021
	(In millions)
Federal income tax expense (benefit) on operations	$(60)	$—
Prior year overaccrual	(3)	(1)
Foreign tax	(2)	(1)

Current federal operations income tax expense (benefit)	(65)	(2)
Federal income tax expense (benefit) on capital gains (losses)	(5)	2
Prior year underaccrual	2	1

Current federal capital gain income tax expense (benefit)	(3)	3

Total current federal income tax expense (benefit)	$(68)	$1

B-29

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2022 and 2021 were as follows:

	2022	2021	Change
	(In millions)
DTAs Resulting from Book/Tax Differences in:
Ordinary:
Reserves	$54	$73	$(19)
GMWB Hedge	48	61	(13)
Policy acquisition costs	4	6	(2)
Other, (including items <5% of total ordinary tax assets)	—	—	—

Gross ordinary DTAs—(admitted and nonadmitted)	$106	$140	$(34)

Statutory valuation allowance adjustment—ordinary	—	—	—
Total ordinary DTAs—(nonadmitted)	7	30	(23)

Admitted ordinary DTAs	$99	$110	$(11)
Capital:
Investments	$2	$2	$—

Gross capital DTAs—(admitted and nonadmitted)	$2	$2	$—

Statutory valuation allowance adjustment—capital	—	—	—
Total capital DTAs—(nonadmitted)	—	—	—

Admitted capital DTAs	2	2	—

Total admitted DTAs	$101	$112	$(11)

DTLs Resulting from Book/Tax Differences in:
Ordinary:
Market discount	$1	$1	$–
Reserves Transition Adjustment (8 Year)	11	16	(5)
Section 481(a) adjustment	3	5	(2)
Other, (including items <5% of total ordinary tax assets)	3	1	2

Total Ordinary DTLs	$18	$23	$(5)

Capital:
Unrealized capital gains	15	15	—
Other	4	2	2

Capital DTL	19	17	2

Total DTL	$37	$40	$(3)

Net admitted DTAs	$64	$72	$(8)

The change in net deferred Federal income taxes is comprised of the following:

	2022	2021	Change
	(In millions)
Adjusted gross deferred tax assets	$108	$142	$(34)
Total deferred tax liabilities	37	40	(3)

Net deferred tax assets	$71	$102	(31)

Tax effect of unrealized capital gains			3

Change in net deferred federal income tax			$(28)

B-30

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

Contingent Tax Liabilities:

As of December 31, 2022, the Company had no unrecognized tax benefits and related interest expense.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ended December 31, 2022 and 2021, the Company recognized approximately $0 million and $0.01 million in interest and penalties, respectively. The Company has approximately $0 million and $0.05 million accrued for payment of interest and penalties as of December 31, 2022 and 2021, respectively.

The Company does not anticipate any significant changes to its tax contingencies within the next 12 months.

The Guardian files U.S. federal income tax returns along with various state and local income tax returns. The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed its examinations for tax year 2012 and 2014 in 2021. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these examinations. Tax years 2015 through 2021 are subject to examination by the IRS. The Company believes that it has established adequate tax liabilities for uncertain tax positions for all open years.

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2022	Effective Tax Rate
	(In millions)
Net gain from operations after dividends to policyholders and before Federal income tax @ 21%	$17
Net realized capital losses @ 21%	(47)

Provision calculated at statutory rate	$(30)	21%
Dividends received deduction	(6)	4%
Interest Maintenance Reserve	(6)	4%
Reserve Surplus Adjustment	4	-3%
Other	(2)	2%

Total	$(40)	28%

Total current federal income tax benefit	$(68)	48%
Change in net deferred federal income taxes expense	28	-20%

Total statutory income tax benefit	$(40)	28%

B-31

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

Operating Loss and Tax Credit Carryforwards:

As of December 31, 2022, the Company does not have any net ordinary loss carryforwards, capital loss carryforwards or tax credit carryforwards.

The following are income taxes incurred in prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
		(In millions)
2022	$—	$—	$—
2021	—	4	4
2020	—	—	—

Total	$—	$4	$4

As of December 31, 2022, the Company does not have any deposits admitted pursuant to the Internal Revenue Code Section 6603.

NOTE 7—REINSURANCE CEDED

The Company entered into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable and fixed annuity contracts, group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves ceded and corresponding assets held by the Company amounted to $7,117 million and $523 million at December 31, 2022 and 2021, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company has an Individual Life Yearly Renewable Term reinsurance agreement with The Guardian. Under the terms of the agreement, GIAC cedes The Guardian a 90.00% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

On November 1, 2022, the Company entered a reinsurance transaction with Talcott whereby the Company ceded a 100% quota share of virtually all liabilities related to the variable annuity business, including fixed payout options elected by this block, after the transaction closing date. General account liabilities of $564 million were reinsured using coinsurance and $6.7 billion of separate account liabilities were transferred using modified coinsurance. The Company also transferred invested assets with a fair market value of $408 million and cash of $121.5 million to Talcott to fund the coinsurance premium. The reinsurance transaction does not extinguish the Company’s primary contractual liability. Upon closing, the Company recognized a loss of $65 million, which was included in “Cash flows from operating activities” in the Statutory Basis Statements of Cash Flows and “Income before operations before federal income taxes and realized capital losses from investments” which included transferred IMR of $24.5 million.

B-32

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 7—REINSURANCE CEDED (CONTINUED)

The following are the effect of the Talcott initial settlement upon closing, on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations:

2022
(In millions )
Premium ceded	$(529)
Initial Modco Premium	(6,722)

Premiums and annuity considerations	(7,251)
Reserve adjustments on reinsurance ceded	6,655

Total Revenues	(596)

Policyholder and contract benefits	(564)
Commissions and other expenses	33

Total benefits and expenses	(531)

Net loss on operations from reinsurance ceded	(65)

The effect of these reinsurance cession agreements, on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2022			2021
	The Guardian	Outside Parties	Total	The Guardian	Outside Parties	Total
			(In millions)
Premiums and annuity considerations	$(23)	$(7,921)	$(7,944)	$(26)	$(282)	$(308)
Reserve adjustments on reinsurance ceded	(22)	6,501	6,479	(21)	—	(21)
Commissions and expense allowances on reinsurance ceded and other income	4	29	33	5	12	17

Total Revenues	(41)	(1,391)	(1,432)	(42)	(270)	(312)

Policyholder and contract benefits	(47)	(185)	(232)	(36)	(11)	(47)
Increase in aggregate reserves	(9)	(1,192)	(1,201)	(5)	(284)	(289)
Commissions and other expenses	—	35	35	—	2	2

Total expenses	(56)	(1,342)	(1,398)	(41)	(293)	(334)

Net gain (loss) on operations from reinsurance ceded	$15	$(49)	$(34)	$(1)	$23	$22

B-33

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 8—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $92 million and $42 million in 2022 and 2021, respectively, which are in “General insurance expenses” and “Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $7 million is included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2022 and $7 million is included in “Due from parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2021.

Assets Under Management:

PAIA, a wholly-owned subsidiary of Guardian Investor Services (“GIS”), serves as the investment adviser to the Guardian VIP Trust funds. The funds within the VIP Trust are offered through variable insurance products issued by the Company. At December 31, 2022, and 2021, approximately $5,382 million and $5,531 million or 74.59% or 57.04%, respectively, of the Company’s separate account assets under management were invested in affiliated mutual funds that are advised by PAIA.

Capital:

For the years ended December 31, 2022 and 2021, the Company received a total of $60 million and $20 million, respectively, from the Guardian as an additional paid-in and contributed surplus, which is reflected under “Cash flows from financing and miscellaneous activities” in the Statutory Basis Statements of Cash Flows.

Revenue Sharing Agreement:

The Company has a revenue sharing agreement with PAIA whereby PAIA allocates revenue to GIAC for the Guardian Variable Products Trust Funds that are offered through GIAC’s variable insurance products separate accounts. For the years ended December 31, 2022 and 2021, such revenue amounted to $11.6 million and $12.4 million, respectively, which is reflected in “Service fees” in the Statutory Basis Statements of Operations.

Investment Management Services Agreement

Effective October 1, 2022, the Company entered into an agreement with PAIA, whereby PAIA provides investment management services for the Company’s general account assets. The amount charged for these services amounted to $3 million in 2022, which are in “Net investment income” in the Statutory Basis Statements of Operations of which $0 million is included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2022.

Line of Credit:

The Company (Borrower) has a revolving line of credit agreement with The Guardian (Lender) for $750 million. On January 3, 2022, there was an amended and restated note to the terms of the credit agreement which state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.00% if a Prime Rate Loan; (b) the Term SOFR Rate plus 1.11448% if a Term SOFR Rate Loan with an interest period of one month; (c) the Term SOFR Rate plus 1.26161% if a Term SOFR Rate Loan with an interest period of three months; or (d) the Term SOFR Rate plus 1.42826% if a Term SOFR Rate Loan with an interest period of six months. In the event any drawing on the line of credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to 0.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in monthly installments on the last day of each month or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender notifies the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. As of December 31, 2022 and 2021, the amount of drawings on the line of credit amounted to $74 million and $0 million, respectively, are included in “Intercompany borrowed

B-34

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 8—RELATED PARTY TRANSACTIONS (CONTINUED)

funds” in the Statutory Basis Balance Sheets. Interest expense and commitment fees of $1.6 million and $0.5 million in 2022 and 2021, respectively, are included in “Net investment income” in the Statutory Basis Statements of Operations.

Commission:

The Company has a selling agreement with PAS. The Company authorizes PAS’ registered representatives who are also insurance agents, to solicit and sell certain insurance and annuity contracts on behalf of the Company (See Note 1). For the years ended December 31, 2022 and 2021, the Company paid commissions to PAS which amounted to $14 million and $17 million, respectively, which is included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2022, no intercompany receivable due to the Company is over 90 days past due.

NOTE 9—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at book value, which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2022 and 2021, the Company’s separate accounts statement included legally insulated assets of $7,215 million and $9,696 million, respectively, of which $3 million and $3 million, respectively, were the additional amounts being transferred into the Company’s separate accounts from the general account of the Company. These amounts represent mortality risk fully borne by the Company’s general account and may result in additional amounts being transferred into the Company’s separate accounts to cover greater longevity of annuitants than expected. Conversely, if the amounts allocated exceed the amounts required, transfers may be made to the Company’s general account. There was no seed money due to the general account of the Company from the Company’s separate accounts in 2022 and 2021. Fees and expenses due or accrued to the Company’s general account were $75 million and $98 million as of December 31, 2022 and 2021, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate accounts have paid risk charges of $211 million and $250 million for the years ended December 31, 2022 and 2021, respectively.

The general account of the Company paid $0 million and $1 million towards separate accounts guarantees for the years ended December 31, 2022 and 2021, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

B-35

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 9—SEPARATE ACCOUNTS (CONTINUED)

Information regarding the separate accounts of the Company for the years ended December 31, 2022 and 2021 were as follows:

December 31, 2022	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
		(In millions)
Premium, considerations and deposits for the year ended:	$—	$39	$39

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$7,081	$7,081
Market value/not subject to discretionary withdrawals	—	56	56

Total reserves for separate accounts	—	7,137	7,137

Charges for investment management administration and contract guarantees	—	53	53
Accrued expense allowances	—	22	22

Separate accounts liabilities	$—	$7,212	$7,212

December 31, 2021	Non-Indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
		(In millions)
Premium, considerations and deposits for the year ended:	$—	$51	$51

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$9,528	$9,528
Market value/not subject to discretionary withdrawals	—	67	67

Total reserves for separate accounts	—	9,595	9,595

Charges for investment management administration and contract guarantees	—	55	55
Accrued expense allowances	—	43	43

Separate accounts liabilities	$—	$9,693	$9,693

B-36

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 9—SEPARATE ACCOUNTS (CONTINUED)

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2022	2021
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—
Non-guaranteed separate accounts	39	51
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—
Non-guaranteed separate accounts	(1,025)	(1,448)

Net transfers from separate accounts	(986)	(1,397)

Reconciling Adjustments:
Mortality and expense guarantees—variable	103	133
Administrative fees—variable annuity	95	103
Cost of insurance	13	13

Total adjustments	211	249

Net transfers from separate accounts as reported in the Statutory Basis Statements of Operations of the Company	$(775)	$(1,148)

B-37

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2022 and 2021 were as follows:

	As of December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percentage of Total
		(In millions)
A. Individual Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$736	$—	$—	$736	7%
b. At book value less current surrender charge of 5% or more	4	—	—	4	0%
c. At fair value	—	6,561	—	6,561	59%

d. Total with market value adjustment or at fair value (Total of a through c)	740	6,561	—	7,301	66%
e. At book value without adjustment (with minimal or no charge or adjustment)	578	—	—	578	5%
(2) Not subject to discretionary withdrawal	3,158	56	—	3,214	29%

(3) Total (gross: direct + assumed)	4,476	6,617	—	11,093	100%
(4) Reinsurance ceded	1,475	—	—	1,475

(5) Total (net) (3)- (4)	$3,001	$6,617	$—	$9,618	100%
(6) Amount included in A(1)b above that will be move to A(1)e in the year after the statement date	$—	$—	$—	$—
B. Group Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—		0%
c. At fair value	—	9	—	9	25%

d. Total with market value adjustment or at fair value (Total of a through c)	—	9	—	9	25%

e. At book value without adjustment (with minimal or no charge or adjustment)	27	—	—	27	75%
(2) Not subject to discretionary withdrawal	—	—	—	—	0%

(3) Total (gross: direct + assumed)	27	9	—	36	100%
(4) Reinsurance ceded	—	—	—	—

(5) Total (net) (3)- (4)	$27	$9	$—	$36	100%
C. Deposit-Type Contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with market value adjustment or at fair value (Total of a through c)	—	—	—	—	0%
e. At book value without adjustment (with minimal or no charge or adjustment)	58	—	—	58	36%
(2) Not subject to discretionary withdrawal	101	—	—	101	64%

(3) Total (gross: direct + assumed)	159	—	—	159	100%
(4) Reinsurance ceded	44	—	—	44

(5) Total (net) (3)- (4)	$115	$—	$—	$115	100%
Total annuity actuarial reserves and deposit liabilities:	$3,143	$6,626	$—	$9,769

Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Heath Annual Statement	$3,143	$—	$—	$3,143
Separate Accounts Annual Statement	—	6,626	—	6,626

Total annuity actuarial reserves and deposit liabilities:	$3,143	$6,626	$—	$9,769

B-38

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

	As of December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percentage of Total
		(In millions)
A. Individual Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$351	$—	$—	$351	3%
b. At book value less current surrender charge of 5% or more	4	—	—	4	0%
c. At fair value	—	8,887	—	8,887	70%

d. Total with market value adjustment or at fair value (Total of a through c)	355	8,887	—	9,242	73%
e. At book value without adjustment (with minimal or no charge or adjustment)	622	—	—	622	5%
(2) Not subject to discretionary withdrawal	2,763	67	—	2,830	22%

(3) Total (gross: direct + assumed)	3,740	8,954	—	12,694	100%
(4) Reinsurance ceded	350	—	—	350

(5) Total (net) (3)- (4)	$3,390	$8,954	$—	$12,344	100%
(6) Amount included in A(1)b above that will be move to A(1)e in the year after the statement date	$—	$—	$—	$—
B. Group Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	11	—	11	26%

d. Total with market value adjustment or at fair value (Total of a through c)	—	11	—	11	26%
e. At book value without adjustment (with minimal or no charge or adjustment)	32	—	—	32	74%
(2) Not subject to discretionary withdrawal	—	—	—	—	0%

(3) Total (gross: direct + assumed)	32	11	—	43	100%
(4) Reinsurance ceded	—	—	—	—

(5) Total (net) (3)- (4)	$32	$11	$—	$43	100%
C. Deposit-Type Contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with market value adjustment or at fair value (Total of a through c)	—	—	—	—	0%
e. At book value without adjustment (with minimal or no charge or adjustment)	65	—	—	65	41%
(2) Not subject to discretionary withdrawal	95	—	—	95	59%

(3) Total (gross: direct + assumed)	160	—	—	160	100%
(4) Reinsurance ceded	32	—	—	32

(5) Total (net) (3)- (4)	$128	$—	$—	$128	100%

Total annuity actuarial reserves and deposit liabilities:	$3,550	$8,965	$—	$12,515

Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Heath Annual Statement	$3,550	$—	$—	$3,550
Separate Accounts Annual Statement	—	8,965	—	8,965

Total annuity actuarial reserves and deposit liabilities:	$3,550	$8,965	$—	$12,515

B-39

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

Withdrawal characteristics of life actuarial reserves as of December 31, 2022 and 2021 were as follows:

	As of December 31, 2022			As of December 31, 2021
	General Account			General Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In millions)				(In millions)
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
(2) Universal Life	12	12	12	12	12	12
(3) Universal Life with Secondary Guarantees	35	29	298	38	31	288
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	12	12	12	14	14	15
(9) Variable Universal Life	79	78	86	79	78	86
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies with Cash Value	—	—	13	—	—	29
(2) Accidental Death Benefits	—	—	—	—	—	—
(3) Disability—Active Lives	—	—	2	—	—	10
(4) Disability—Disabled Lives	—	—	1	—	—	1
(5) Miscellaneous Reserves	—	—	128	—	—	32

C. Total (gross: direct + assumed)	138	131	552	143	135	473
D. Reinsurance ceded	—	—	311	—	—	234

E. Total (net) (C)—(D)	$138	$131	$241	$143	$135	$239

B-40

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

	As of December 31, 2022			As of December 31, 2021
	Separate Account - Nonguaranteed			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(In millions)
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
(2) Universal Life	—	—	—	—	—	—
(3) Universal Life with Secondary Guarantees	—	—	—	—	—	—
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	142	142	142	173	173	173
(9) Variable Universal Life	371	369	369	459	456	456
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies with Cash Value	—	—	—	—	—	—
(2) Accidental Death Benefits	—	—	—	—	—	—
(3) Disability—Active Lives	—	—	—	—	—	—
(4) Disability—Disabled Lives	—	—	—	—	—	—
(5) Miscellaneous Reserves	—	—	—	—	—	—

C. Total (gross: direct + assumed)	513	511	511	632	629	629
D. Reinsurance ceded	—	—	—	—	—	—

E. Total (net) (C)—(D)	$513	$511	$511	$632	$629	$629

There were no Separate Account guaranteed for life actuarial reserves as of December 31, 2022 and 2021.

NOTE 11—COMMITMENTS

The Company had commitments to fund mortgage loans or other investments in the normal course of business, which totaled $97 million and $113 million in 2022 and 2021, respectively.

NOTE 12—LITIGATION

The Company is engaged in various disputes, litigations, inquiries from governmental authorities and other proceedings arising out of the Company’s business. These matters could result in losses, monetary damages, fines, penalties or changes in the business operations of the Company. Due to the uncertainties inherent in these disputes, it is difficult to determine the ultimate loss the Company will experience. The Company evaluates each matter and establishes an accrual where a loss is probable and the amount can be reasonably estimated. In the opinion of Management, based on current information at December 31, 2022, any losses resulting from such disputes would not have a material adverse effect on the financial position of the Company.

B-41

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2022 and 2021

NOTE 12—LITIGATION (CONTINUED)

The Company also evaluates these matters for a reasonably possible range of loss. Due to the uncertainties inherent in these matters, such as timing of discovery and court decisions, the Company is not able to ascertain a reasonably possible range of loss for each matter. In the opinion of Management, as of December 31, 2022, the aggregate range of reasonably possible loss for those matters it is able to provide an estimate for is not material to the Company’s financial position.

NOTE 13—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10.00% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2022, the maximum amount of dividends the Company could pay The Guardian in 2023 without prior approval from the state insurance regulatory authorities was $78 million.

NOTE 14—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to February 21, 2023, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2022.

B-42

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2022

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2022	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$1,319,407
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	123,547,271
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	24,283,019
Real estate	—
Contract loans	5,026,472
Cash, cash equivalents and short-term investments	2,609,260
Derivative instruments	—
Other invested assets	15,205,087
Aggregate write-ins for investment income	(261,248)

Total gross investment income	$171,729,268

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	590,252,741

Total mortgage loans	$590,252,741

Mortgage Loans by Standing—Book Value
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long-Term Invested Assets- Statement Value	198,449,894	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value		Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	—

B-43

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2022

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

	2022	Annual Statement References
Bonds and Short-Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$179,695,849
Over 1 year through 5 years	527,125,309
Over 5 years through 10 years	442,620,717
Over 10 years through 20 years	403,141,251
Over 20 years	1,486,134,371

Total by Maturity	$3,038,717,497

Bonds by Class—Statement Value
Class 1	$1,626,898,171
Class 2	1,348,668,286
Class 3	44,668,519
Class 4	15,934,196
Class 5	2,548,325
Class 6	—

Total by Class	$3,038,717,497

Total Bonds Publicly Traded	1,209,191,813
Total Bonds Privately Placed	417,706,358
Preferred Stocks—Fair Value	—	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	—	Schedule D, Part 2, Sec. 2
Short-Term Investments - Book Value	300,000	Schedule DA, Part 1
Options, Caps Floors, Collars, Swaps and Forwards	—	Schedule DB, Part A, Sec. 1
Financial Futures Contracts Open—Current Price	—	Schedule DB, Part B, Sec. 1
Cash on Deposit	(3,497,672)	Schedule E—Part 1

Life Insurance in Force (Net of Reinsurance)		Exhibit of Life Insurance
Industrial	—
Ordinary	58,058,168
Credit Life	—
Group Life	13,057
Amount of Additional Accidental Death Insurance In Force under Ordinary Policies	15,042	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	48,142,928
Credit Life	—
Group Life	123,938

B-44

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2022

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

	2022	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Immediate
Amount of Income Payable	196,487,239
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	7,832,832,020

Annuities—Group		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A& H and Other Policies
Amount of Income Payable	—
Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	36,400,431
Accident and Health Insurance—Premiums in Force
Group	—
Credit	—
Other	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Deposit Funds—Account Balance	159,150,090
Dividend Accumulations—Account Balance	—

B-45

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2022

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement.

$4,131,147,977.

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Abbvie Inc	Bonds	$28,824,185	0.7%
b.	Mars Inc	Bonds	$28,233,027	0.7%
c.	CVS Caremark Corp	Bonds	$27,376,423	0.7%
d.	Shell International Fin	Bonds	$27,218,115	0.7%
e.	Bristol-Myers Squibb Co	Bonds	$26,871,841	0.7%
f.	Kroger Co.	Bonds	$26,668,444	0.6%
g.	Amgen Inc	Bonds	$26,588,591	0.6%
h.	AIG	Bonds	$25,204,753	0.6%
i.	Procter & Gamble Co	Bonds	$24,991,530	0.6%
j.	Lowe’s Companies	Bonds	$24,648,534	0.6%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$1,626,898,171	39.4%	P/RP-1	$—	0.0%
NAIC-2	$1,348,668,286	32.6%	P/RP-2	$—	0.0%
NAIC-3	$44,668,519	1.1%	P/RP-3	$—	0.0%
NAIC-4	$15,934,196	0.4%	P/RP-4	$—	0.0%
NAIC-5	$2,548,325	0.1%	P/RP-5	$—	0.0%
NAIC-6	$—	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

	Amount	Percentage
a. Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}
b. Total admitted assets held in foreign investments	$301,102,027	7.3%
c. Foreign-currency-denominated investments	$—	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1	$281,403,782	6.8%
Countries rated NAIC-2	$19,698,245	0.5%
Countries rated NAIC-3 or below	$—	0.0%

B-46

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2022

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country: United Kingdom	$100,327,772	2.4%
Country: Netherlands	$49,825,981	1.2%
Countries rated NAIC-2:
Country: Mexico	$17,598,246	0.4%
Country: Turks & CAICOS	$2,099,999	0.1%
Countries rated NAIC-3 or below
Country:	$—	0.0%
Country: Turkey	$—	0.0%

7.	Aggregate unhedged foreign currency exposure:

Amount	Percentage
$—	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1	$—	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1:
Country: France	$—	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	Amount	Percentage
1.	Shell International Fin	1FE	$27,218,115	0.7%
2.	Vodafone Grp	2FE	$15,831,758	0.4%
3.	Astrazeneca	1FE	$10,017,405	0.2%
4.	BP Capital Markets PLC	1FE	$8,109,347	0.2%
5.	Xlit LTD	1FE	$7,052,718	0.2%
6.	Lloyds TSB GR-AD	1FE	$5,962,585	0.1%
7.	Coca-Cola FEMSA SAB CV	1FE	$5,691,844	0.1%
8.	Johnson Controls	2FE	$5,619,251	0.1%
9.	Siemens Financierings Mat	1FE	$5,578,636	0.1%
10.	Standard Chartered PLC	2FE	$5,205,729	0.1%

B-47

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2022

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?

Yes  {X}    No  {  }

	Amount	Percentage
Total admitted assets held in Canadian investments	$—	—
Canadian-currency-denominated investments	$—	—
Canadian-denmoinated insurance liabilities	$—	—
Unhedged Canadian currency exposure	$—	—

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

	Amount	Percentage
Aggregate statement value of investments held in nonaffiliated, privately placed equities	$223,805,560	5.4%
Largest three investments held in nonaffiliated, privately placed equities:
Battery Ventures	$14,824,734	0.4%
Genstar Capital	$11,736,377	0.3%
FirstMark Capital	$10,584,068	0.3%

Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Fund Manager	Total Invested	Diversified
Battery Ventures	$14,824,734	$14,824,734
Genstar Capital	$11,736,377	$11,736,377
FirstMark Capital	$10,584,068	$10,584,068
Felicis Ventures	$10,019,245	$10,019,245
Foundry Group	$9,975,695	$9,975,695
Leonard Green & Partners	$8,530,815	$8,530,815
57 Stars	$8,404,029	$8,404,029
Harvest Partners	$7,867,680	$7,867,680
Charles River Ventures	$7,466,491	$7,466,491
Trivest Partners	$6,507,891	$6,507,891

B-48

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2022

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

16.	State the amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {  }    No  {X}

Type (Residential, Commerical, Agricultural)		Amount	Percentage of Total Admitted Assets
a.	Commercial	$28,175,000	0.7%
b.	Commercial	$26,200,002	0.6%
c.	Commercial	$20,000,000	0.5%
d.	Commercial	$18,550,000	0.4%
e.	Commercial	$18,441,379	0.4%
f.	Commercial	$15,000,001	0.4%
g.	Commercial	$14,886,102	0.4%
h.	Commercial	$14,541,878	0.4%
i.	Commercial	$14,000,000	0.3%
j.	Commercial	$13,000,000	0.3%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan to Value	Amount	Percentage	Amount	Percentage	Amount	Percentage
above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91 to 95%	$—	0.0%	$—	0.0%	$—	0.0%
81 to 90%	$—	0.0%	$—	0.0%	$—	0.0%
71 to 80%	$—	0.0%	$9,999,999	0.2%	$—	0.0%
below 70%	$—	0.0%	$580,252,746	14.0%	$—	0.0%

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

19.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

B-49

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2022

20.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$—	%	$—	$—	$—
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

21.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
a.	Hedging	$—	%	$—	%
b.	Income generation	$—	%	$—	%
c.	Other	$—	%	$—	%

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

23.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$65,497,148	$63,940,509	$93,887,795
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-50

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Appendix A-001

As of December 31, 2022

Section 3.  Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Long-Term Bonds:
U.S. governments	$131,477,837	3.31%	$131,477,837	3.31%
All other governments	—	0.00%	—	0.00%
U.S. states, territories and possessions, etc. guaranteed	597,701	0.02%	597,701	0.02%
U.S. political subdivisions of states, territories, and possessions, guaranteed	—	0.00%	—	0.00%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	4,048,867	0.10%	4,048,867	0.10%
Industrial and miscellaneous	2,787,720,639	70.20%	2,787,720,639	70.20%
Hybrid securities	2,025,908	0.05%	2,025,908	0.05%
Parent, subsidiaries and affiliates	—	0.00%	—	0.00%
SVO identified funds	—	0.00%	—	0.00%
Unaffiliated Bank loans	25,590,582	0.64%	25,590,582	0.64%

Total long-term bonds	2,951,461,534	74.32%	2,951,461,534	74.32%
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates	—	0.00%	—	0.00%

Total preferred stocks	—	0.00%	—	0.00%
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	0.00%	—	0.00%
Industrial and miscellaneous Other (Unaffiliated)	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates Publicly traded	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates Other	—	0.00%	—	0.00%
Mutual funds	—	0.00%	—	0.00%
Unit investment trusts	—	0.00%	—	0.00%
Closed-end funds	—	0.00%	—	0.00%

Total common stocks	—	0.00%	—	0.00%
Mortgage loans:
Farm mortgages	—	0.00%	—	0.00%
Residential mortgages	—	0.00%	—	0.00%
Commercial mortgages	590,252,745	14.86%	590,252,745	14.86%
Mezzanine real estate loans	—	0.00%	—	0.00%

Total mortgage loans	590,252,745	14.86%	590,252,745	14.86%

B-51

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Appendix A-001

As of December 31, 2022

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Real estate:
Properties occupied by company	—	0.00%	—	0.00%
Properties held for production of income	—	0.00%	—	0.00%
Properties held for sale	—	0.00%	—	0.00%

Total real estate	—	0.00%	—	0.00%
Cash, cash equivalents and short-term investments:
Cash	(3,497,672)	-0.09%	(3,497,672)	-0.09%
Cash equivalents	86,955,963	2.19%	86,955,963	2.19%
Short-term investments	300,000	0.01%	300,000	0.01%

Total cash, cash equivalents and short-term investments	83,758,291	2.11%	83,758,291	2.11%
Contract loans	75,891,924	1.91%	75,891,924	1.91%
Derivatives	73,593	0.00%	73,593	0.00%
Other Invested Assets (Schedule BA)	269,466,170	6.79%	269,466,170	6.79%
Receivables for securities	449,263	0.01%	449,263	0.01%
Securities lending	—	0.00%	—	0.00%
Other Invested Assets (Page 2, Line 11)	—	0.00%	—	0.00%

Total Invested Assets	$3,971,353,520	100.00%	$3,971,353,520	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-52

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Report of Independent Auditors

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

Opinions

We have audited the accompanying statutory basis financial statements of The Guardian Life Insurance & Annuity Company of America, Inc. (the “Company”), which comprise the statutory basis balance sheets as of December 31, 2022 and 2021, and the related statutory basis statements of operations, of changes in capital and surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the balance sheets of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204

T: (646) 471 3000, www.pwc.com/us

B-53

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental Schedule 1—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2022 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

February 21, 2023

B-54